PROSPECTUS/MAY 1, 2000 (AS SUPPLEMENTED AS OF JUNE 9, 2000)

This Prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Each Fund is a no-load fund. Investors pay no sales fees to purchase their shares. Investments for each of the Funds are selected on a value basis.

Equity Funds

- Heartland Select Value Fund - Its investment objective is long-term capital appreciation. Heartland Advisors will consider companies of all market capitalization sizes for investment for the Fund.

- Heartland Value Plus Fund - Its investment objectives are capital appreciation and current income. This Fund seeks to achieve its objectives primarily through investing in income-producing equity securities of smaller companies and in debt securities.

- Heartland Value Fund - Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

Municipal Bond Funds

- Heartland Taxable Short Duration Municipal Fund - Its investment objective is a high level of current income with a low degree of share price fluctuation. It invests primarily in short and intermediate term taxable municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

- Heartland Short Duration High-Yield Municipal Fund - Its investment objective is a high level of federally tax-exempt current income with a low degree of share price fluctuation. This Fund invests primarily in short and intermediate duration, medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

- Heartland High-Yield Municipal Bond Fund - Its investment objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income. This Fund invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of greater than five years.

- Heartland Wisconsin Tax Free Fund - Its investment objective is a high level of current income that is exempt from federal and Wisconsin personal income taxes.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE........... 3
     The Heartland Approach to Investing.......................... 3
     Select Value Fund............................................ 5
     Value Plus Fund.............................................. 7
     Value Fund...................................................10
     Taxable Short Duration Municipal Fund........................12
     Short Duration High-Yield Municipal Fund.....................16
     High-Yield Municipal Bond Fund...............................19
     Wisconsin Tax Free Fund......................................22
     Fees and Expenses of the Funds...............................25
     Investment Returns...........................................27

MANAGEMENT OF THE FUNDS...........................................28
     Heartland Group..............................................28
     Heartland Advisors...........................................28

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS..............32
     Heartland Advisors' Ten-Point Value Investment Grids(TM).....32
     Small Cap and Mid Cap Securities.............................36
     Municipal Obligations........................................36
     Temporary Positions..........................................40

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS..................41
     Other Strategies and Risks for Equity Funds..................41
     Other Strategies and Risks for Municipal Bond Funds..........42
     Other Strategies and Risks for All Funds.....................42
     Portfolio Turnover...........................................45

HOW TO INVEST.....................................................46

ACCOUNT POLICIES..................................................54
     Redeeming Shares.............................................55
     Exchanging Shares............................................57
     Share Price..................................................58

SHAREHOLDER INFORMATION AND REPORTING.............................59
     Heartland Value Source(TM)...................................59
     Investment Reports and Prospectuses..........................59
     Dividends and Capital Gain Distributions.....................59
     Taxes........................................................60
     Financial Highlights.........................................62

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

THE HEARTLAND APPROACH TO INVESTING

Heartland Advisors, Inc. ("Heartland Advisors"), America's Value Investor(R), selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed.

Equity Ten-Point Value Investment Grid

Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) is used to evaluate the relative worth of equity securities in the Funds' portfolios. Investing in equity securities is a principal strategy for the Select Value Fund, the Value Plus Fund and the Value Fund. The criteria used are:

 . Catalyst for recognition       . Positive earnings
 . Low price/earnings multiple    . Business strategy
 . High cash flow                 . Capable management and ownership
 . Discount to book value         . Value of the company
 . Financial soundness            . Positive technical analysis

Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile markets or "sideways moving" markets (i.e., markets that only move within a narrow range upward or downward over an extended period of time). The value style may perform less well in markets that favor faster growing companies.

Fixed Income Ten-Point Value Investment Grid

Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM) is used to evaluate the relative worth of fixed-income securities in the Funds' portfolios. Investing in fixed-income securities is one of the principal strategies for the Value Plus Fund. The criteria used are:

 . Economic trends             . Financial soundness
 . Federal Reserve policy      . Market sponsorship
 . "Real" interest rates       . Positive technical analysis
 . Attractive risk premiums    . Innovative asset classes
 . Sector outlook              . Catalyst for recognition

Municipal Ten-Point Value Investment Grid

Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM) is used to evaluate the relative worth of municipal investments in the Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds' portfolios. The criteria used are:

     .  Essential Service              .  A Financial Stake by Management
     .  Financial Soundness            .  Strong Legal Covenants
     .  Strong Competitive Position    .  High Yield vs. U.S. Treasuries
     .  High Debt Service Coverage     .  Catalyst for Change
     .  Experienced Management         .  Willingness to Pay Debt Obligations

Heartland Advisors typically sells securities in the Funds' portfolios when it considers them to be overvalued relative to other investments using the above criteria. It also may sell securities to raise cash in response to business operating needs or, consistent with a Fund's investment objective, to reposition the Fund's portfolio to maintain relative industry or market sector weightings or because of market or economic factors.

Elsewhere in this prospectus you will find a discussion of the differences between the performance of a mutual fund portfolio and the performance of a market index, together with an explanation of the different measures of mutual fund performance.

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without stockholder approval.

SELECT VALUE FUND

Investment Goal. The Select Value Fund seeks long-term capital appreciation by investing in equity securities whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value.

Principal Investment Strategies. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

The Select Value Fund generally sells a stock when Heartland Advisors believes the stock has reached its full valuation, a better valuation opportunity exists elsewhere or a change in the investment thesis occurs which Heartland Advisors believes will inhibit the stock's ability to realize its intrinsic value.

Principal Risks. The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. At times the Fund may invest in stocks of small or mid-sized companies, which are generally more volatile and less liquid than stocks of larger, more established companies.

The Select Value Fund is a relatively new fund, having commenced operations on October 11, 1996. In its early years of operation, the performance of a fund may be adversely affected by factors that may make it more difficult to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund, such as uneven cash flows, absolute size and greater portfolio turnover.

Who Should Consider Investing in the Fund? The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of companies of all sizes. The Fund's investment style is constructed to fit the core value portion of an investor's equity portfolio. The Fund is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns compare to those of two different securities market indices. Past performance cannot predict or guarantee future results.

TABLE I
Select Value Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]

1997.....22.91%                                  Best Quarter:
1998..... 1.73%
1999..... 1.95%                                  Q2 '97  14.53%

                                                 Worst Quarter:

                                                 Q3 '98  -15.99%



TABLE II
Select Value Fund - Average Annual Total Return (through 12/31/99)


                                        One Year     Since inception (10/11/96)
                                        --------     --------------------------
Select Value Fund                         1.95%                 9.48%

S&P Midcap Barra Value Index/(1)/         2.33%                14.84%

S&P 500 Stock Index/(2)/                 21.04%                28.18%

________________________

(1) The S&P Midcap Barra Value Index is an unmanaged index of companies within the S&P Mid Cap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. For comparative purposes, the value of the S&P Midcap Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. The Select Value Fund changed its primary benchmark index to the S&P Midcap Barra Value Index from the S&P 500 Stock Index in connection with a change in its investment policies effective December 6, 1999. Prior to that date, the Fund was named the Heartland Large Cap Value Fund and was required to invest primarily in large-cap stocks. The S&P Midcap Barra Value Index is believed to be more representative of the Fund for comparative purposes.

(2) The S&P 500 Stock Index is an unmanaged index of 500 stocks representing major U.S. industries. It is considered representative of the Fund's investments prior to December 6, 1999 when the Fund invested primarily in large-cap stocks.

VALUE PLUS FUND

Investment Goal. The Value Plus Fund seeks capital appreciation and current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in income-producing equity securities of smaller companies selected on a value basis. Income-producing equity securities include, for example, dividend-paying
common stocks, preferred stocks and convertible securities.   Although it may
invest in securities of larger companies, the Fund generally invests in companies with market capitalizations of less than $750 million. The Fund seeks to reduce the risks associated with investing in small companies through the income component of its portfolio. To further pursue its income objective, the Fund also invests up to 35% of its total assets in other securities, such as debt securities and cash equivalents. There are no limitations on the credit quality or maturity of the debt securities in which the Fund may invest.

Principal Risks. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of small cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of small cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. There is no assurance that the income-producing features of the Fund will reduce the risks associated with investing in small companies or the Fund's volatility.

The Value Plus Fund's investments in debt securities involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest rate changes and other factors). Rising interest rates generally will cause a decline in the value of debt securities. Normally, credit risk is greater for medium and lower quality debt securities, and market risk is greater for debt securities with longer maturities.

Who Should Consider Investing in the Fund? The Value Plus Fund is designed for investors who seek a combination of capital appreciation from small company stocks and current dividend income. It is designed for long-term investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value and who want to manage these risks with the careful selection of income-producing securities as an integral part of their investment portfolio.

Past Performance. The following tables show historical performance of the Value Plus Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1994. Table II shows how the Fund's average annual total returns compare to those of two different securities market indices. Table III shows the annualized yield of the Fund and the indices for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

TABLE I
Value Plus Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]

1994.......-4.95%
1995.......24.39%                                Best Quarter:
1996.......33.80%
1997.......30.60%                                Q2 '99  18.70%
1998......-10.78%
1999........1.67%                                Worst Quarter:

                                                 Q3 '99  -13.91%



TABLE II
Value Plus Fund - Average Annual Total Return (through 12/31/99)


                                                                             Since inception
                                           One Year          Five Year          (10/26/93)
                                           --------          ---------       ---------------

Value Plus Fund                              1.67%             14.54%              11.62%

Russell 2000 Value Index/(1)/               -1.49%             13.14%              10.46%

Russell 2000 Index/(2)/                     21.26%             16.69%              13.23%

________________________

(1) The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks. The Fund changed its primary benchmark index to the Russell 2000 Value Index from the Russell 2000 Index beginning with its fiscal year ended December 31, 1999 because the Russell 2000 Value Index is believed to be more representative of the Fund for comparative purposes given the Fund's focus on small cap stocks and "value" style of investing.

(2) The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

TABLE III
Yield for the 30 Days Ended 12/31/99 (annualized)

Value Plus Fund             2.49%

Russell 2000 Value Index    2.70%

Russell 2000 Index          1.28%

For current yield information, please call 1.800.432.7856.

VALUE FUND

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $750 million selected on a value basis.

Principal Risks. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of small cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of small cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

Who Should Consider Investing in The Fund? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of two different securities market indices. Past performance cannot predict or guarantee future results.

TABLE I
Value Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]
                                                 Best Quarter:
1990.....-17.09%
1991......49.35%                                 Q1 '91  29.24%
1992......42.48%
1993......18.77%                                 Worst Quarter:
1994.......1.71%
1995......29.80%                                 Q3 '90  -24.39%
1996......20.99%
1997......23.19%
1998.....-11.46%
1999......25.01%


TABLE II
Value Fund - Average Annual Total Return (through 12/31/99)


                                                                                   Since inception
                                       One Year       Five Year      Ten Year         (12/28/84)
                                       --------       ---------      --------      ---------------

Value Fund                              25.01%         16.45%         16.39%             15.64%

Russell 2000 Value Index/(1)/           -1.49%         13.14%         12.45%             12.93%

Russell 2000 Index/(2)/                 21.26%         16.69%         13.40%             13.30%

________________________

(1) The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks. The Fund changed its primary benchmark index to the Russell 2000 Value Index from the Russell 2000 Index beginning with its fiscal year ended December 31, 1999 because the Russell 2000 Value Index is believed to be more representative of the Fund for comparative purposes given the Fund's focus on small cap stocks and "value" style of investing.

(2) The Russell 2000 Index is an unmanaged index of 2,000 stocks considered representative of the small cap market.

TAXABLE SHORT DURATION MUNICIPAL FUND

Investment Goal. The Taxable Short Duration Municipal Fund seeks a high level of current income with a low degree of share price fluctuation.

Principal Investment Strategies. The Taxable Short Duration Municipal Fund invests primarily in a diversified portfolio of taxable medium and lower-quality obligations issued by municipalities ("Municipal Obligations"). Although no duration restrictions apply to the Municipal Obligations in which the Fund invests, it expects to emphasize short and intermediate duration obligations, and it maintains an average portfolio duration of three years or less. Certain medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B- by Standard and Poor's Rating Services ("S&P") or a comparable rating by another nationally recognized statistical rating organization.

Duration Management. The value of a bond generally moves in the opposite direction from a change in interest rates. Duration measures the approximate price sensitivity of a bond, or a bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the Fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

Taxable Municipal Obligations. Most Municipal Obligations offer income free from federal income tax. However, another type of Municipal Obligation is subject to federal income tax for a variety of reasons. These Municipal Obligations do not qualify for the federal tax exemption because (i) they did not receive the necessary authorization for tax-exempt treatment from state or local governmental authorities, (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing, or (iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Taxable Municipal Obligations may offer yields comparable to those of corporate debt obligations. However, they also may have less credit risk than corporate debt obligations because of stronger legal covenants and lower risk of default.

Consistent with its investment objective, the Taxable Short Duration Municipal Fund may invest up to 35% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and hybrid instruments. A hybrid instrument is an instrument that has characteristics of securities, futures and options. For example, an instrument whose principal value and interest rate is tied to a commodity, currency, or securities index or another interest rate is a hybrid instrument.

Principal Investment Risks. The principal risk of investing in the Taxable Short Duration Municipal Fund is that its share price and performance may fluctuate, and you could lose money. The Fund invests in Municipal Obligations, which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest rate changes and other factors). Rising interest rates generally will cause the Municipal Obligations held by the Fund to decline in value. Because the Fund invests primarily in medium and lower quality obligations, the Fund's portfolio involves risk associated with prolonged adverse changes in interest rates and the economy generally and greater credit risks. The Fund's investments may be more thinly traded than secondary trading in higher quality securities which could create difficulty in valuing and disposing of the Fund's portfolio securities. Adverse interest rate, economic or credit conditions could cause the Fund to experience further delays or difficulties in disposing of portfolio securities.

The Fund commenced operations on December 29, 1998. In its early years of operation, the performance of a fund may be adversely affected by factors that may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund, such as uneven cash flows, absolute size and greater portfolio turnover.

Who Should Consider Investing in the Fund? The Taxable Short Duration Municipal Fund is designated for investors who seek higher income than that generally available from higher quality taxable Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with medium and lower quality taxable Municipal Obligations. Because the Taxable Short Duration Municipal Fund seeks to minimize share price fluctuation by maintaining a short portfolio duration, this Fund may be appropriate for short-term investment needs. However, the Fund's share price will fluctuate. The Fund is not an appropriate investment for those whose primary objective is absolute stability of principal.

The Fund may be appropriate as part of your investment portfolio if:

 . You are interested in a value-based approach to fixed income investing that uses duration to help limit share price volatility associated with interest rate risk.

 . You are looking for a high yield taxable fixed income alternative to balance your investment portfolio.

 . You are investing through an Individual Retirement Account, 401(k) or other retirement plan for which Municipal Obligations free from federal income tax would not be appropriate.

 . You believe high yield Municipal Obligations can offer superior credit quality, higher yield potential, and greater price stability compared to high yield corporate bonds.

                                       Past Performance. The following tables
                                       show historical performance of the
                                       Taxable Short Duration Municipal Fund.
                                       Table I shows the Fund's total return for 1999. Table II provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns compare to those of two different securities market indices. Table III shows the annualized yields of the Fund and the indices for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

Table I

Taxable Short Duration Municipal Fund - Total Return for 1999

[BAR CHART APPEARS HERE]

1999......5.51%                                     Best Quarter:

                                                    Q1 '99   1.71%

                                                    Worst Quarter:

                                                    Q4 '99   1.14%

Table II

Taxable Short Duration Municipal Fund - Average Annual Total Return (through 12/31/99)

                                         One Year    Since Inception (12/29/98)
                                         --------    --------------------------
Taxable Short Duration Municipal Fund      5.51%                6.69%

Merrill Lynch High Yield, U.S.
Corporate, Cash Pay, BB Rated,
1-3 Year Index/(1)/                        3.90%                4.12%

Heartland Customized Short-Term Bond
Index/(2)/                                 6.65%                6.62%
----------------------------

(1) The Merrill Lynch High Yield, U.S. Corporate, Cash Pay, BB Rated, 1-3 Year Index is a market capitalization weighted index including U.S. Domestic and Yankee, cash pay, high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, and a remaining term to maturity greater than or equal to one year but less than three years. The quality range is BB3-BB1 based on the composite rating of Moody's and S&P. Structured-Note issues, DIBs (deferred interest bonds), and PIKs (pay in kind bonds) are excluded.

(2) The Heartland Customized Short-Term Bond Index is an equally-weighted index developed by Heartland Advisors, Inc. consisting of equal allocations of the Merrill Lynch High Yield, U.S. Corporate, Cash Pay, 1-3 year, BBB Rated, BB Rated and B Rated Indices, respectively.

Table III

Yield for the 30 Days Ended 12/31/99 (annualized)

Taxable Short Duration Municipal Fund                                    10.13%

Merrill Lynch High Yield, U.S. Corporate, Cash Pay, BB Rated,
1-3 Year Index                                                            9.89%

Heartland Customized Short-Term Bond Index                                9.28%

For current yield information, please call 1.800.432.7856.

SHORT DURATION HIGH-YIELD MUNICIPAL FUND

Investment Goal. The Short Duration High-Yield Municipal Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation.

Principal Investment Strategies. The Short Duration High-Yield Municipal Fund invests primarily in medium and lower-quality obligations issued by municipalities ("Municipal Obligations"), the income from which is exempt from federal personal income tax. Although no duration restrictions apply to the Municipal Obligations in which the Fund invests, it expects to emphasize short and intermediate duration obligations, and it maintains an average portfolio duration of three years or less. Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B- by S&P. The Fund may invest, without limitation, in securities subject to the alternative minimum tax.

Duration Management. The value of a bond generally moves in the opposite direction from a change in interest rates. Duration measures the approximate price sensitivity of a bond, or a bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the Fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

Principal Risks. The Short Duration High-Yield Municipal Fund's share price and performance may fluctuate, and you could lose money. The Fund invests in Municipal Obligations, which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest rate changes and other factors). Rising interest rates generally will cause the Municipal Obligations held by the Fund to decline in value.

Because the Fund invests primarily in medium and lower quality Municipal Obligations, the Fund's portfolio involves risk associated with prolonged adverse changes in interest rates and the economy generally and greater credit risks. The Fund's investments may be more thinly traded than secondary trading in higher quality securities, which could create difficulty in valuing and disposing of the Fund's portfolio securities. Adverse interest rate, economic or credit conditions could cause the Fund to experience further delays or difficulties in disposing of portfolio securities. Under these circumstances, the Fund may elect to borrow to meet its redemption obligations so as to facilitate a more orderly liquidation of securities in a manner that Heartland Advisors believes would help maximize the proceeds received by the Fund from the sale. These borrowings may cause the Fund to incur additional expense, which would reduce shareholder returns. For these reasons, the Fund is considered more speculative than a portfolio of higher quality obligations with similar maturities.

The Fund commenced operations on January 2, 1997. In its early years of operation, the performance of a fund may be adversely affected by factors that may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund, such as uneven cash flows, absolute size and greater portfolio turnover.

Who Should Consider Investing in the Fund? The Short Duration High-Yield Municipal Fund is designed for investors who seek higher income than that generally available from higher quality Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with medium and lower quality Municipal Obligations. Because the Fund seeks to minimize share price fluctuation by maintaining a short portfolio duration, the Fund may be appropriate for short-term investment needs. However, the Fund's share price will fluctuate. The Fund is not an appropriate investment for those whose primary objective is absolute stability of principal.

The Fund may be appropriate as part of your investment portfolio if:

 .    You are interested in a value-based approach to fixed income investing that uses duration to help limit share price volatility associated with interest rate risk.

 .    You are looking for a high-yield fixed income alternative to balance your investment portfolio.

Past Performance. The following tables show historical performance of the Short Duration High-Yield Municipal Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yields and taxable equivalent yields of the Fund and the index for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

Table I

Short Duration High-Yield Municipal Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]
                                            Best Quarter:
1997......7.44%
1998......3.65%                             Q2 '97   2.08%
1999......1.42%
                                            Worst Quarter:

                                            Q4 '99  -0.98%

Table II

Short Duration High-Yield Municipal Fund - Average Annual Total Return (through 12/31/99)

                                      One year    Since inception (1/02/97)
                                      --------    -------------------------

Short Duration High-Yield
Municipal Fund                          1.42%               4.15%


Lehman Municipal 1-3 Year
Non-Investment Grade Bond Index/(1)/    3.66%               5.39%

----------------------------

(1) The Lehman Municipal 1-3 Year Non-Investment Grade Bond Index is an unmanaged index and includes issues that have a maximum credit rating of "Ba1," were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of one to three years and were issued after December 31, 1990.

Table III

Yield for the 30 Days Ended 12/31/99 (annualized)

                                                   Taxable Equivalent Yield/(1)/
                                                   -----------------------------


Short-Duration High-Yield Municipal Fund     6.77%               11.21%


Lehman Municipal 1-3 Year
Non-Investment Grade Bond Index              5.62%                9.30%

----------------------------

(1)  Based on a federal tax rate of 39.6%.

For current yield information, please call 1-800-432-7856.

HIGH-YIELD MUNICIPAL BOND FUND

Investment Goal. The High-Yield Municipal Bond Fund seeks to maximize after-tax total return by investing for a high level of federally tax-exempt current income.

Principal Investment Strategies. The High-Yield Municipal Bond Fund invests primarily in medium and lower quality Municipal Obligations, the income from which is exempt from federal personal income tax. Although no duration restrictions apply to the Fund or individual Municipal Obligations in which it invests, the Fund expects to maintain an average portfolio duration of greater than five years under normal market conditions. Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B-by S&P or a comparable rating by another nationally recognized statistical rating organization. The Fund may invest, without limitation, in securities subject to the alternative minimum tax.

Duration Management. The value of a bond generally moves in the opposite direction from a change in interest rates. Duration measures the approximate price sensitivity of a bond, or a bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the Fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

Principal Risks. The High-Yield Municipal Bond Fund's share price and performance may fluctuate, and you could lose money. The Fund invests in Municipal Obligations, which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest changes and other factors). Rising interest rates generally will cause the Municipal Obligations held by the Fund to decline in value.

Because the Fund invests primarily in medium and lower quality Municipal Obligations, the Fund's portfolio involves risk associated with prolonged adverse changes in interest rates and the economy generally and greater credit risks. The Fund's investments may be more thinly traded than secondary trading in higher quality securities, which could create difficulty in valuing and disposing of the Fund's portfolio securities. Adverse interest rate, economic or credit conditions could cause the Fund to experience further delays or difficulties in disposing of portfolio securities. Under these circumstances, the Fund may elect to borrow to meet its redemption obligations so as to facilitate a more orderly liquidation of securities in a manner that Heartland Advisors believes would help maximize the proceeds received by the Fund from the sale. These borrowings may cause the Fund to incur additional expense, which would reduce shareholder returns. For these reasons, the Fund is considered more speculative than a portfolio of higher quality obligations with similar maturities.

The Fund commenced operations on January 2, 1997. In its early years of operation, the performance of a fund may be adversely affected by factors that may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund, such as uneven cash flow, absolute size and greater portfolio turnover.

Who Should Consider Investing in the Fund? The High-Yield Municipal Bond Fund is designed for investors who seek higher income than that generally available from higher quality Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with long-term medium and lower quality Municipal Obligations.

The Fund may be appropriate as part of your investment portfolio if:

 .    You are interested in a value-based approach to fixed income investing that uses duration to help limit share price volatility associated with interest rate risk.

 .    You are looking for a high-yield fixed income alternative to balance your investment portfolio.

Past Performance. The following tables show historical performance of the High-Yield Municipal Bond Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yields and taxable equivalent yields of the Fund and the index for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

TABLE I

High-Yield Municipal Bond Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]
                                        Best Quarter:
1997......11.67%
1998.......6.66%                        Q4 '97  3.61%
1999......-2.45%
                                        Worst Quarter:

                                        Q4 '99  -3.33%

TABLE II

High-Yield Municipal Bond Fund - Average Annual Total Return (through 12/31/99)


                                        One Year     Since Inception (1/02/97)
                                        --------     -------------------------
High-Yield Municipal
Bond Fund                                -2.45%                5.14%

Lehman Municipal
Non-Investment Grade                     -1.80%                4.99%
Bond Index(1)

--------------------------

(1) The Lehman Municipal Non-Investment Grade Bond Index is an unmanaged index and includes issues that have a maximum credit rating of "Ba1," were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year and were issued after December 31, 1990.

TABLE III

Yield for the 30 Days Ended 12/31/99 (annualized)

                                                 Taxable Equivalent Yield/(1)/
                                                 -----------------------------
High-Yield Municipal Bond Fund          7.66%                 12.68%

Lehman Municipal Non-Investment Grade
Bond Index                              7.12%                 11.79%

--------------------------
(1)  Based on a federal tax rate of 39.6%.

For current yield information, please call 1-800-432-7856.

WISCONSIN TAX FREE FUND (available to Wisconsin residents only)

Investment Goal. The Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes.

Principal Investment Strategies. The Wisconsin Tax Free Fund invests primarily in Municipal Obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. Normally, the Fund will not invest more than 20% of its net assets in securities subject to the alternative minimum tax. The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality. Only limited categories of Municipal Obligations are exempt from both Wisconsin and federal personal income tax, which may cause the Fund's investments to be more concentrated geographically and by industry than a mutual fund that does not seek to invest in securities offering a double tax exemption.

Principal Risks. The principal risk of investing in the Wisconsin Tax Free Fund is that its share price and performance may fluctuate, and you could lose money. The Fund invests in Municipal Obligations which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuation due to interest rate changes and other factors). Rising interest rates generally will cause the Municipal Obligations held by the Fund to decline in value. The Fund's investments may also be more thinly traded than other fixed-income securities, which could create difficulty in valuing and disposing of the Fund's portfolio securities.

Although the Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry, the Fund invests primarily in Municipal Obligations of Wisconsin issuers and may invest more than 25% of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These factors may cause the Fund to bear greater risk from the effects of economic, business or political developments in Wisconsin or affecting issuers and industries located in that state. Such concentration may result in potential volatility, causing the Fund's share price and performance to fluctuate.

Although the Fund invests primarily in investment grade obligations, it may invest in medium and lower quality obligations. The Fund may not invest more than 20% of its total assets in Municipal Obligations rated below B- by S&P or a comparable rating by another nationally recognized statistical rating organization. Medium and lower quality Municipal Obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risks, including the possibility of default or bankruptcy.

The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, which means that the Fund may invest a greater percentage of its assets in a particular issuer than other funds which are diversified. As a result, developments affecting a single issuer could have a significant effect on the Fund's performance.

Who Should Consider Investing In the Fund? The Wisconsin Tax Free Fund may be appropriate as part of your investment portfolio if:

 .    You seek a high level of current income that is exempt from both federal and Wisconsin income tax.

 .    You prefer to invest in a Wisconsin tax-free fund that has no sales charge.

 .    You would rather invest in municipal agencies and developments located primarily in Wisconsin.

 .    You want to invest in a Wisconsin tax-free fund that is managed in
     Wisconsin.

 .    You would like to take advantage of the diversification provided by the largest (as of 12/31/99) Wisconsin double tax-free fund.

Past Performance. The following tables show historical performance of the Wisconsin Tax Free Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yields and taxable equivalent yields for the Fund and the index for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

TABLE I
Wisconsin Tax Free Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]
                                                 Best Quarter:
1993......10.80%
1994......-6.49%                                 Q1 '95  7.49%
1995......17.78%
1996.......3.81%                                 Worst Quarter:
1997.......8.06%
1998.......5.41%                                 Q1 '94  -4.07%
1999......-3.27%


TABLE II
Wisconsin Tax Free Fund - Average Annual Total Return (through 12/31/99)



                                      One year         Five year        Since inception (4/3/92)
                                      --------         ---------        ------------------------
Wisconsin Tax Free Fund                -3.27%            6.14%                   5.12%

Lehman 20-Year Municipal Bond
 Index/(1)/                            -4.69%            7.36%                   6.66%

________________________

(1) The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years.

TABLE III
Yield for the 30 Days Ended 12/31/99 (annualized)


                                                  Taxable Equivalent Yield/(1)/
                                                  -----------------------------

Wisconsin Tax Free Fund                5.61%                  10.30%

Lehman 20-Year Municipal Bond Index    6.04%                  11.09%

________________________

(1) Based upon a combined Wisconsin personal income tax rate of 6.77% and a federal tax rate of 39.60%, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.54%.

For current yield information, please call 1.800.432.7856.

FEES AND EXPENSES OF THE FUNDS

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment).

----------------------------------------------------------------------------------------------------------------------
                                                              Taxable         Short
                                                               Short        Duration      High-Yield
                       Select       Value                    Duration      High-Yield      Municipal     Wisconsin
                        Value        Plus       Value        Municipal      Municipal        Bond         Tax Free
                        Fund         Fund        Fund          Fund           Fund           Fund           Fund
                        ----         ----        ----          ----           ----           ----           ----
----------------------------------------------------------------------------------------------------------------------
Maximum sales
 charge (load)
 imposed on
 purchases              None         None        None          None           None           None           None
-----------------------------------------------------------------------------------------------------------------------
Maximum deferred
 sales charge (load)    None         None        None          None           None           None           None
-----------------------------------------------------------------------------------------------------------------------
Maximum sales
 charge (load)
 imposed on
 reinvested
 dividends/
 distributions          None         None        None          None           None           None           None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee/(1)/     None         1%/(2)/     1%/(2)/       None           None           None           None
------------------------------------------------------------------------------------------------------------------------

______________________

(1) You will be charged a $12.00 service fee if you request that your redemption proceeds be wired to your bank account.

(2) To defray certain transaction expenses and facilitate portfolio management, the Value Plus Fund and the Value Fund charge an early redemption fee equal to 1% of the proceeds from shares redeemed or exchanged that are held for less than 270 days. The early redemption fee does not apply to certain transactions and accounts (such as IRAs and tax-qualified retirement plans). The other Funds reserve the right, upon notice to you, to charge an early redemption fee as well.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets).




                                                         Taxable           Short
                                                          Short           Duration         High-Yield
                     Select        Value                 Duration        High-Yield         Municipal       Wisconsin
                      Value         Plus       Value     Municipal        Municipal           Bond           Tax Free
                      Fund          Fund        Fund       Fund             Fund              Fund             Fund
                     ------         -----       -----    ---------       ----------        ----------       ---------

Management fees       0.75%          0.70%       0.75%      0.60%            0.40%             0.60%             0.65%

Distribution (12b-1)
fees                  0.25%          0.25%       0.25%      0.25%            0.25%             0.25%             None

Other expenses        1.58%          0.44%       0.34%      1.42%            0.26%             0.32%             0.17%
                      -----          -----       -----      -----            -----             -----             -----

Total annual Fund
operating expenses    2.58%/(1)(2)/  1.39%       1.34%      2.27%/(1)(2)/    0.91%/(1)(2)(3)/  1.17%/(1)(2)(3)/  0.82%/(3)/

____________________________________

(1) For the fiscal year ended December 31, 1999, total annual fund operating expenses net of fees waived and/or expenses reimbursed by Heartland Advisors were as follows: 0.74% of average daily net assets for the Select Value Fund; 0.95% of average daily net assets for the Taxable Short Duration Municipal Fund; 0.75% of average daily net assets for the Short Duration High-Yield Municipal Bond Fund; and 0.95% of average daily net assets for the High-Yield Municipal Bond Fund.

(2) Heartland Advisors is voluntarily waiving fees and/or reimbursing expenses so that the following Funds' net annual operating expenses (excluding brokerage commissions, interest and taxes) do not exceed the following percentages: 1.25% of average daily net assets for the Select Value Fund; 0.95% of average daily net assets for the Taxable Short Duration Municipal Fund; 0.75% of average daily net assets for the Short Duration High-Yield Municipal Fund; and 0.95% of average daily net assets for the High-Yield Municipal Bond Fund. However, Heartland Advisors may terminate or revise this voluntary undertaking at any time. There are no voluntary undertakings to waive fees or reimburse expenses for the other Funds.

(3) The Short Duration High Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds have entered into arrangements with the Funds' Custodian whereby interest earned on uninvested cash balances is used to reduce Custodian expenses. The ratio does not include these fees paid indirectly. If the Funds did not have these fees paid indirectly, the total annual operating expenses of the Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund would have been 0.92%, 1.18% and 0.83%, respectively, of average daily net assets.

Example. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) each Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)

------------------------------------------------------------------------------------------------------------------
                                                            Taxable        Short
                                                             Short        Duration
                                                            Duration     High-Yield    High-Yield     Wisconsin
                     Select        Value        Value       Municipal     Municipal     Municipal      Tax Free
                   Value Fund    Plus Fund       Fund          Fund          Fund       Bond Fund        Fund
                   ----------    ---------      -----       ---------    ----------    ----------     ---------
------------------------------------------------------------------------------------------------------------------
One Year             $  261       $  142        $  136        $  230        $   93        $  119        $   84
------------------------------------------------------------------------------------------------------------------
Three Years             802          440           425           709           290           372           262
------------------------------------------------------------------------------------------------------------------
Five Years            1,370          761           734         1,215           504           644           455
------------------------------------------------------------------------------------------------------------------
Ten Years             2,915        1,669         1,613         2,605         1,120         1,420         1,014
------------------------------------------------------------------------------------------------------------------

INVESTMENT RETURN
--------------------------------------------------------------------------------
Portfolio Performance vs. Index Performance. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and Fund overall. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Definitions. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. Yield is annualized net income of a Fund during a 30-day period as a percentage of the Fund's share price. Taxable equivalent yield shows the yield that you would need to receive from taxable income to match a Fund's tax-free income.
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

HEARTLAND GROUP

The Funds are mutual fund portfolio series of Heartland Group, Inc.("Heartland"). For each of the Funds, the shares offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Funds' investment advisor.

Heartland and Heartland Advisors, Inc., Heartland's investment advisor and principal underwriter, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under the code, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R), is an independent firm owned by its employees. It manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Funds' shares and provides various administrative services to the Funds. In addition to managing the Heartland family of equity and fixed-income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 789 North Water Street, Milwaukee, Wisconsin 53202.

Portfolio Managers.  The portfolio managers for the Funds are as follows:

--------------------------------------------------------------------------------
Select Value Fund                           M. Gerard Sandel (lead manager)
                                            Eric J. Miller
                                            William J. Nasgovitz
--------------------------------------------------------------------------------

Value Plus Fund                             William J. Nasgovitz
                                            M. Gerard Sandel
--------------------------------------------------------------------------------

Value Fund                                  William J. Nasgovitz
                                            Eric J. Miller
--------------------------------------------------------------------------------

Taxable Short Duration Municipal Fund       Thomas J. Conlin
                                            Greg D. Winston
--------------------------------------------------------------------------------

Short Duration High-Yield Municipal Fund    Thomas J. Conlin
                                            Greg D. Winston
--------------------------------------------------------------------------------

High-Yield Municipal Bond Fund              Thomas J. Conlin
                                            Greg D. Winston
--------------------------------------------------------------------------------

Wisconsin Tax Free Fund                     Thomas J. Conlin
                                            Greg D. Winston
--------------------------------------------------------------------------------

Thomas J. Conlin, a Chartered Financial Analyst (CFA), is co-portfolio manager of the Wisconsin Tax Free Fund, the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund, and the High-Yield Municipal Bond Fund. Mr. Conlin has been managing municipal investments since 1978. Mr. Conlin is also a Vice President of Heartland Advisors, which he joined in 1996.

Eric J. Miller, Certified Management Accountant (CMA), has served as a member of the portfolio management team for the Select Value Fund since September 1999. He has also served as co-portfolio manager of the Value Fund since July 1997. Mr. Miller is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a portfolio manager and research analyst for advisory clients in January 1994. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

William J. Nasgovitz has been on the Select Value Fund's portfolio management team since September 1999 and is co-portfolio manager for the Value Plus Fund and the Value Fund, having been a portfolio manager of those Funds since commencement of their operations. Mr. Nasgovitz has been President, Chief Executive Officer and a Director of Heartland Advisors for the past five years. During this same period, he also has been President and a Director of Heartland.

M. Gerard Sandel has served as the lead portfolio manager for the portfolio management team for the Select Value Fund, with final authority over investment decisions, since September 1999, and has been co-portfolio manager of the Value Plus Fund since June 2000. Mr. Sandel, Certified Financial Analyst (CFA), joined Heartland Advisors in August 1999 as Senior Vice President and Director of Equity Research. He was previously a Senior Vice President and principal of Stein Roe & Farnham Incorporated and portfolio manager for institutional and mutual fund accounts since July 1997. Prior to that time, Mr. Sandel was Vice President of M&I Investment Management Corporation since October 1993, where he was a portfolio manager for institutional and mutual fund accounts.

Greg D. Winston is a co-portfolio manager for the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund, and the High-Yield Municipal Bond Fund, having managed each Fund since commencement of its operations. He also has been co-portfolio manager of the Wisconsin Tax Free Fund since June 2000. Mr. Winston is a Chartered Financial Analyst (CFA) and a Vice President and principal of Heartland Advisors, which he joined in 1996. Mr. Winston has been managing municipal investments since 1988.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:

-----------------------------------------------------------------------------------------
Fund                                                     Advisory Fee
----                                                     ------------
-----------------------------------------------------------------------------------------
Select Value Fund                                        0.58% (0.75% before fee waivers)
-----------------------------------------------------------------------------------------
Value Plus Fund                                          0.70%
-----------------------------------------------------------------------------------------
Value Fund                                               0.75%
-----------------------------------------------------------------------------------------
Taxable Short Duration Municipal Fund                    0.60%
-----------------------------------------------------------------------------------------
Short Duration High-Yield Municipal Fund                 0.40%
-----------------------------------------------------------------------------------------
High-Yield Municipal Bond Fund                           0.60%
-----------------------------------------------------------------------------------------
Wisconsin Tax Free Fund                                  0.65%
-----------------------------------------------------------------------------------------

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. If any fees are owed to Heartland Advisors by a Fund, Heartland Advisors may pay the Fund's expenses indirectly by reducing the amount of such fees owed to it by the Fund.

Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

For the period from April 1, 1999 through April 30, 2000, Heartland Advisors contractually undertook to waive fees paid to it by the Funds and/or pay other ordinary expenses (excluding brokerage commissions, interest and taxes) of the Funds as follows: for the Select Value Fund, expenses in excess of 0.95% of average daily net assets; for the Taxable Short Duration Municipal Fund, expenses in excess of 0.95% of average daily net assets; for the Short Duration High-Yield Municipal Fund, expenses in excess of 0.75% of average daily net assets; and for the High-Yield Municipal Bond Fund, expenses in excess of 0.95% of average daily net assets. Through December 31, 1999, Heartland Advisors voluntarily undertook to pay all interest expenses of these Funds. If a Fund's operating expenses fall below the contractual expense limitation during the three years subsequent to the fiscal year in which the contractual waiver/reimbursement was made, the Fund will repay Heartland Advisors for fees previously waived or expenses previously reimbursed up to that limitation. No repayment will be made after the three-year period ends.

Rule 12b-1 Fees. Each Fund, other than the Wisconsin Tax Free Fund, has adopted a plan under Rule 12b-1 whereby the Fund pays Heartland Advisors a fee of up to 0.25% of the Fund's average daily net assets computed on an annual basis and paid monthly for distributing its shares and providing certain shareholder services. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor(R), selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the"value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may perform less well in markets that favor faster growing companies.

HEARTLAND ADVISORS' TEN-POINT VALUE INVESTMENT GRIDS(TM)

Equity Ten-Point Value Investment Grid(TM). Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities.

- Catalyst for Recognition. We not only look for undervalued securities, but try to anticipate events which will close the gap between a stock's price and its intrinsic value. Such a catalyst could be a large repurchase plan, new products, new technology, margin expansion, or merger activity within the company's industry.

- Low Price/Earnings Multiple. We look for a stock's price/earnings (P/E) ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E provides opportunity for a sharp price increase. Also, if the market drops, low P/E stocks have less downside risk.

- High Cash Flow. A strong cash flow allows a company to generate greater wealth over the long term. A high discretionary cash flow, after capital expenditures and dividends, is especially attractive.

- Discount to Book Value. The stock should be selling below its tangible book value, which is equal to total assets minus all liabilities and goodwill.

- Financial Soundness. Long-term debt should generally be less than 25% of total capitalization. During difficult periods, a company's cash flow should be directed to investments in operations rather than interest expense. A highly leveraged balance sheet can become a hindrance to performance and endanger the company's very existence.

- Positive Earnings. We favor companies with improving earnings or upwardly revised estimates.

- Business Strategy. We critically evaluate management's strategy for growing the business. How does this strategy differ from their past efforts or compare to that of their competitors? Why does management believe their strategy will be successful, and more importantly, why do we?

- Capable Management and Ownership. Capable management will demonstrate an ability to effectively implement business strategies. Additionally, we believe meaningful and increasing ownership by officers and directors validates the business plan, demonstrates their personal commitment to achieving their designated business goals and aligns their long-term interest with the shareholders' interest.

- Value of the Company. From the universe of stocks why is this one a compelling value? We utilize traditional valuation parameters, such as competitive Price/ EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Enterprise Value/ EBITDA, Price/Sale and Return on Equity to determine the appreciation potential of the security. We determine fair value through means such as discounted cash flow analysis. Is there more? A franchise value or brand name that cannot be replicated, or hidden assets that are not reflected on the balance sheet or recognized in the market.

- Positive Technical Analysis. Technical analysis should indicate that a stock is presently attractive for investing without undue speculation. We typically seek "bases" in a stock's price pattern, with the belief that speculators will not own the stock or be interested in it at that moment. A stock forms a "base" when its trading range narrows following a movement up, or more typically, down.

Fixed Income Ten-Point Value Investment Grid(TM). Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting fixed-income securities.

- Economic Trends. Identifying the trend in economic growth is a main determinant to formulating our investment strategy. Heartland Advisors combines the perspectives of trusted outside economists with our own independent analysis to develop a short- and long-term outlook.

- Federal Reserve Policy. The potential for the Federal Reserve to shift monetary policy has significant implications for market interest rates, the yield curve and sector weightings.

- "Real" Interest Rates. Over long periods of time the relationship between inflation and nominal or total yields tends to reflect the relative value in fixed-income investments. High "real" rates (i.e., the rate earned by a bond in excess of inflation) cushion investors against adverse moves in inflation.

- Attractive Risk Premiums. The relative attractiveness of fixed-income investments is gauged by the "risk premium," or additional yield to U.S. Treasury securities. Heartland Advisors studies historical relationships in an attempt to discover pricing anomalies and profit from their reversion to the mean.

- Sector Outlook. Each of the fixed-income sectors (such as U.S. Treasury or agency securities, mortgage-backed securities, zero coupon bonds, asset-backed securities and corporate debt securities) offers different risk/return attributes at different points of the economic and interest rate cycle. Heartland Advisors typically favors corporate bonds during periods of stronger economic growth, while Treasuries are favored in times of slowing growth and uncertainty.

- Financial Soundness. Heartland Advisors employs primary research to assess an issuer's financial soundness, which is essential to evaluating the quality and value of debt instruments.

- Market Sponsorship or Acceptance. Strong fundamental and technical support must be accompanied by general market sponsorship or acceptance for an investment to achieve full value.

- Positive Technical Analysis. Technical analysis is employed to identify turning points and confirm trends derived from fundamental analysis. Technical analysis can be used as a tool to reveal market sentiment.

- Innovative Asset Classes. The capital markets are constantly evolving with innovative securities and investment strategies. Discerning investors who capitalize on the pricing inefficiencies that typically surround new developments, such as commercial mortgage-backed securities and taxable municipal bonds, may capture significant additional returns.

- Catalyst for Recognition. Heartland Advisors not only looks for undervalued securities, but tries to anticipate events which will close the gap between an investment's current price and its intrinsic value. For example, investing in securities disfavored by investors fleeing the market for short-term, technical reasons may create opportunities for "value" investors.

Municipal Ten-Point Value Investment Grid(TM). Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting Municipal Obligations for the Funds.

     . Essential Service - Does the municipality provide a vital public service? Will the demographics of the public sector help ensure the service's continued importance?

     . Financial Soundness - Are the municipality's financials sound? We prefer low to moderate debt, rising revenues and ample liquidity.

     . Strong Competitive Position - Does the municipality have a strong competitive position? We prefer a municipality that holds a #1 or #2 market position (or an improving position) or one that has a competitive advantage in terms of service or price.

     . High Debt Service Coverage - Does the municipality have a stable or improving ability to pay interest and principal on its bonds?

     . Experienced Management - Does the municipality have seasoned, highly specialized and focused management?

     . A Financial Stake by Management - Does sharing the financial risk with bondholders give management an incentive for superior performance?

     . Strong Legal Covenants - Do the legal documents adequately protect bondholders with provisions like first mortgages, prior claims on revenues, funding levels of debt reserves, occupancy targets, operating ratios and control of management's accountability to bondholders?

     . High Yield vs. U.S. Treasuries - Is the yield attractive relative to that currently available on U.S. Treasuries?

     . Catalyst for Change - Does the municipality enjoy a feature or benefit that may improve its competitive or financial position, such as new management, technological advances or changes in the political, economic or regulatory environment?

     . Willingness to Pay Debt Obligations - Is there public support for the project to be financed by the municipality and are there legal, tax or political considerations that could affect its ability to meet its financial commitments?

SMALL CAP AND MID CAP SECURITIES

Equity securities of small and mid cap companies in which the Select Value, Value Plus and Value Funds invest involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of small and mid cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Small and mid cap companies may have relatively lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A Fund's position in such securities may be substantial in relation to the market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.

Market Capitalizations of Portfolio Securities. The following table shows the median and weighted average market capitalizations as of December 31, 1999, for the companies whose equity securities are owned by the Funds with equity holdings and for the companies included in the indices that are benchmarks for each of those Funds.

Market Capitalization of Common Stocks in Portfolio (as of 12/31/99)

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                                               Median           Weighted Average
                                               ------           ----------------
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Select Value Fund                           $1.98 billion          $6.39 billion
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S&P Midcap Barra Value Index                 1.31 billion           2.27 billion
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S&P 500 Index                                7.97 billion         142.95 billion
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Value Plus Fund                              $122 million           $558 million
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Value Fund                                     91 million            810 million
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Russell 2000 Value Index                      410 million            790 million
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Russell 2000 Index                            460 million          1,360 million
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MUNICIPAL OBLIGATIONS

Under normal market conditions, the Taxable Short Duration Municipal Fund invests at least 65% of its total assets in taxable Municipal Obligations. When Heartland Advisors considers the yield on Municipal Obligations exempt from federal income tax to be high in relation to taxable Municipal Obligations, the Fund may also invest in tax-exempt Municipal Obligations.

Under normal market conditions, each of the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund invests at least 65% of its total assets in medium and lower-quality Municipal Obligations, and as a fundamental policy will invest at least 80% of its net assets in Municipal Obligations.

As a matter of fundamental policy, under normal market conditions, the Wisconsin Tax Free Fund invests at least 80% of its assets so that the income earned thereon is exempt from both federal and Wisconsin personal income taxes.

The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States, sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies and instrumentalities, and corporations duly authorized by them.

The two principal classifications of Municipal Obligations are "general obligations" and "revenue obligations." General obligations are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues from a particular facility or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In most cases, revenue obligations are not supported by the municipality's general power to levy taxes.

Municipal Obligations may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to minimize fluctuation in the value of the instruments.

Within the two principal classifications of Municipal Obligations, there are various types of securities, including, in part, municipal bonds, private activity bonds, municipal notes, mortgage-backed obligations, municipal leases, loan interests, custodial receipts and participation certificates.

Private Activity Bonds are a type of revenue obligation issued by municipalities and other public authorities to provide funding for various privately operated business facilities ("industrial revenue bonds" or "IRBs"). In most cases IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

Mortgage-Backed Municipal Obligations are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments. A Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event a Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for Municipal Obligations that are not subject to such prepayments.

Municipal Lease Obligations are another type of revenue obligation issued by municipalities and other public authorities to acquire land, equipment or facilities. These obligations are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the municipality under a lease or installment purchase contract. Payments by the municipality may be subject to certain conditions, including, for example, clauses that do not require the municipality to make lease or contractual payments unless specific annual appropriations are made by the municipality. If the municipality stops making payments, the obligations could lose value. Some of these instruments may be illiquid and, as such, will be subject to each Fund's 15% limit on illiquid securities.

Participation interests or certificates of participation represent interests in all or part of specific holdings of Municipal Obligations, including, for example, municipal lease obligations.

Credit Quality. The Wisconsin Tax Free Fund invests primarily in "investment grade" Municipal Obligations. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal and the High-Yield Municipal Bond Funds each invest at least 65% of total assets in medium and lower-quality Municipal Obligations. Investment grade Municipal Obligations are rated "BBB" or above by S&P or a comparable rating by another nationally recognized statistical rating organization, or are unrated but believed by Heartland Advisors to be of investment grade quality. Issuers of investment grade Municipal Obligations have strong capacity to pay interest and repay principal, while securities rated below investment grade have speculative characteristics that will vary in degree with their quality.

Although credit ratings issued by credit rating agencies are designed to evaluate the risks that a municipality or other issuer will be able to make timely principal and interest payments on its obligations, such ratings are not always accurate. Even if the ratings are accurate when made, the rating agencies may not always make timely changes in a rating in response to changes in the economy or in the condition of the issuer that could affect the likelihood of timely repayment of the Municipal Obligation. Many debt obligations and, in particular, higher yield debt obligations, are unrated. As a result, Heartland Advisors uses credit ratings only as a preliminary indicator of investment quality, relying on its own proprietary credit research and analysis of Municipal Obligations and continually monitoring portfolio securities to determine whether credit quality has changed.

Nationally recognized statistical rating organizations publishing rating information on which Heartland Advisors may rely include Standard & Poor's Rating Group, Moody's Investors Services, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities.

All rating limitations on investments are applied at time of purchase. Subsequent to purchase, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or their rating systems, a Fund will attempt to use comparable ratings as standards for selecting investments.

Risks Associated with Municipal Obligations. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds' investments in Municipal Obligations involve the following risks:

Credit Risk. Credit risk is the possibility that the municipality or other legal entity ("municipality") issuing a security, or its guarantor, will not be able to make timely principal and interest payments on its obligations. Securities with lower credit ratings involve greater credit risk. Credit risk also includes the possibility that the interest on an otherwise tax-exempt Municipal Obligation may be subject to federal income tax for a variety of reasons.

Market Risk. Market risk is the possibility that the value of a Fund's portfolio securities will decline due to (a) an increase in interest rates, (b) adverse changes in supply and demand for debt obligations because of market, sector, industry or political factors, or (c) the unavailability or inaccuracy of key information about a particular security or market.

"High Yield" Risk. "High yield" risk is a characteristic of medium and lower quality Municipal Obligations. These obligations offer higher yields, but greater investment risk than higher quality securities with similar maturities. In general, these securities are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal, and involve greater risk of issuer default or bankruptcy. High-yield debt obligations also may be more susceptible to real or perceived adverse economic conditions or political developments. Investing in lower quality and defaulted securities also may lead to additional expense if a Fund is required to seek recovery of principal and interest payments, and a Fund's right to payment may rank behind those of other creditors of the issuer.

Liquidity Risk. A Municipal Fund's investments may be more thinly traded than secondary trading in higher quality securities. This could cause a Fund difficulty in disposing of portfolio securities and in valuing portfolio securities because of the lack of objective pricing data provided by actively traded markets.

Concentration. Although none of the Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry, each Fund may invest 25% or more of total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors or whose issuers or projects are located in the same state or geographic region. These factors may cause a Fund to bear greater risk from the effects of an economic, business or political development affecting a particular region or industry. Concentration may also result in potential volatility, causing a Fund's share price and performance to fluctuate.

The Wisconsin Tax Free Fund's investments are more focused geographically and by industry than a mutual fund with a nationally diversified portfolio of Municipal Obligations. The value of the Municipal Obligations owned by the Wisconsin Tax Free Fund are closely tied to local, political and economic conditions and developments within Wisconsin. Other risks include possible tax changes, legislative or judicial action, environmental concerns and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income tax. However, the Wisconsin Tax Free Fund's policies seek to minimize this geographic concentration risk in a number of ways. First, the Wisconsin Tax Free Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code. These requirements provide, among other things, that, at the close of each quarter of the Wisconsin Tax Free Fund's taxable year, (a) those issues which represent more than 5% of the Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and (b) no single issue exceed 25% of the Fund's total assets. As a matter of fundamental policy, the Wisconsin Tax Free Fund will not (a) purchase a security if, as a result, more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions; or (b) purchase more than 10% of the outstanding voting securities of an issuer. Moreover, since the Wisconsin Tax Free Fund's policies and programs permit it to purchase securities issued by territories or possessions of the United States which are exempt from federal and Wisconsin personal income tax, the geographic concentration is less than if the Fund was limited solely to investments in one state.

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, each Fund may take a temporary defensive position and invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, each Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information.

OTHER STRATEGIES AND RISKS FOR EQUITY FUNDS

Influence or Control over Portfolio Companies. As a shareholder of a portfolio company, each of the Select Value, Value Plus and Value Funds reserves the right to freely communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of these Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of obtaining control or influencing management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect the Fund's liquidity as well as the sales price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Foreign Securities. Each of the Select Value, Value Plus and Value Funds may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationaliza-tion; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities markets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

Initial Public Offerings. Each of the Select Value, Value Plus and Value Funds may purchase equity securities in initial public offerings ("IPOs"). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities and that the issuer may not have a significant operating history or may not meet market expectations.

OTHER STRATEGIES AND RISKS FOR MUNICIPAL BOND FUNDS

Standby Commitments. To facilitate portfolio liquidity, the Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may obtain standby commitments when they purchase debt obligations. A standby commitment gives the holder the right to sell the underlying security back to the seller at an agreed price on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, reducing its yield.

Loan Interests. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.

OTHER STRATEGIES AND RISKS FOR ALL FUNDS

High-Yield and Unrated Securities. Each of the Funds may invest a portion of its assets in non-investment grade debt securities, including securities in default. Non-investment grade securities (commonly known as "junk bonds") in which each Fund may invest may be regarded as predominantly speculative with regard to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower-rated bonds may be less sensitive to interest rate changes than higher-rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in a Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised in declining interest rate environment, may require a Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and a Fund's ability to dispose of such bonds may be limited.

Debt securities purchased by the Funds may be either unrated or rated by one or more independent rating organizations that rate the issuer of a security based on the issuer's financial soundness. Debt securities purchased by a Fund may be rated in any rating category established by a rating organization. If a debt security is rated below investment grade or is unrated, Heartland Advisors conducts its own assessment of the creditworthiness of the issuer.

Borrowing. The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

Each Fund (other than the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds) presently plans to limit its borrowings to borrowings only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of total assets, and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisor believes are unfavorable to shareholders, such as to meet large or unexpected redemptions; (b) to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (c) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund provision or put feature of the instrument. Each of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds presently intends to similarly limit its borrowings, except that each such Fund's borrowings to meet redemptions may continue for a period of more than 60 days, and its borrowings for both redemption and temporary purposes are excluded from the 20%, but not the one-third, of total assets limit on borrowing.

Futures and Options. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Fund's use of options and futures and other investment techniques for hedging purposes involve the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission.

Illiquid Securities. No Fund will invest more than 15% of its net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund. Each Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Municipal lease obligations, which also may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by the Heartland Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

When-Issued and Delayed-Delivery Securities; Forward Commitments. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with their objective of seeking tax-exempt interest income. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs and may result in realized capitalized gains which would be taxable distributions to shareholders.

HOW TO INVEST

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INSTRUCTIONS FOR REGULAR ACCOUNTS
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OPEN AN ACCOUNT                                              ADD TO AN ACCOUNT                     SELL SHARES
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[PICTURE APPEARS HERE] By Telephone
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Wire Call 800.443.2862 to obtain an account number and       Telephone Purchase by Electronic      Check Call us to request your
provide your Social Security or tax ID number.  Have your    Funds Transfer Available for          redemption.  A check will be
bank send your investment to Firstar Bank, N.A. with these   additional investments of $100 to     mailed to the address on the
instructions:                                                $25,000.  Your account will be        account Express mail delivery is
                                                             charged a service fee (currently      available on request for an
 .    ABA #0750-00022                                         $20.00) if an electronic funds        additional charge (currently
 .    A/C #112-952-137                                        transfer cannot be processed due to   $12.00).
 .    CREDIT TO: Heartland (name of fund)                     insufficient funds or a stop
 .    your Heartland account number                           transfer. Contact us for a Bank       Wire or Electronic Funds Transfer
 .    name(s) of investor(s)                                  Options Form.                         These services must be pre-
                                                                                                   authorized in writing.  To add
                                                             Wire Have your bank send your         these services, call us to re-
                                                             investment to Firstar Bank, N.A.      quest an account maintenance
                                                             with these instructions:              form. Once the Fund has your
                                                                                                   bank account information on file,
                                                             .    ABA #0750-00022                  call us to request your redemp-
                                                             .    A/C #112-952-137                 tion.  Proceeds will be wired or
                                                             .    CREDIT TO: Heartland (name of    transferred electronically to
                                                                  fund)                            your bank.  For wires, your
                                                             .    your Heartland account number    account will be charged a
                                                             .    name(s) of investor(s)           service fee (currently $12.00).

                                                                                                   Telephone and Wire Redemptions
                                                                                                   are subject to a $1,000 minimum.
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[PICTURE APPEARS HERE] In Writing
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Mail a completed application form and a check.          Fill out the Additional Investment          Write a letter of instruction
                                                        Form attached to your statement and         that includes:
                                                        send with a check.  Write your
                                                        Heartland account number on your            .  the names and signatures of
                                                        check.                                         all account holders
                                                                                                    .  your Heartland account
                                                        Mail the form and the check.                   number
                                                                                                    .  the amount in dollars or
                                                                                                       shares you want to sell
                                                                                                    .  how and where to send the
                                                                                                       proceeds

                                                                                                    We will mail the proceeds to the
                                                                                                    address on the account unless
                                                                                                    otherwise requested.  A
                                                                                                    signature guarantee may be
                                                                                                    required.

                                                                                                    Mail the letter of instruction.

                                                                                                    NOTE: See pages 50-51 for
                                                                                                    special information on
                                                                                                    redemptions from IRA accounts.
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[PICTURE APPEARS HERE] Automatically
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Complete the application form, including Automatic      All Services Call us to request a           Systematic Withdrawal Plan Call
Investment Plan section, and return it with your        form to add the Automatic In-               us to request an account
investment (minimum of $50 per transaction).            Investment Plan (minimum of $50 per         maintenance form to add the
                                                        transaction) to your account.               plan. Complete the form,
                                                        Complete and return the form along          specifying the amount and
                                                        with any other required materials.          frequency of withdrawals you
                                                                                                    would like.
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[PICTURE APPEARS HERE] Via the Internet
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Computer Visit the Heartland web site
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www.heartlandfunds.com and follow the instructions to
download an account application.
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HOW MAY WE HELP YOU?

1.800.432.7856
www.heartlandfunds.com

Make a check payable to: Heartland Funds

ADDRESSES

Mailing Address
---------------

Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
------------------

Firstar Mutual Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

CONCEPTS TO UNDERSTAND

Wire Transfer: The fastest way to transfer money from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer. Mail the letter of Instruction.

Electronic Funds Transfer: Transferring money to your bank account electronically may take up to eight business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

HOW TO INVEST

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INSTRUCTIONS FOR IRA ACCOUNTS (APPROPRIATE FOR SELECT VALUE, VALUE PLUS, VALUE AND TAXABLE SHORT DURATION MUNICIPAL FUNDS ONLY)
------------------------------------------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                               ADD TO AN ACCOUNT                     SELL SHARES
------------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] By Telephone
------------------------------------------------------------------------------------------------------------------------------------
Wire  After completing and returning an IRA application       Telephone Purchase by Electronic      IRA redemptions must be
form, call 800.443.2862 to obtain an account number and       Funds Transfer  Available for         requested in writing.
provide your Social Security or tax ID number.  Have your     additional investments of $100 to
bank send your investment to Firstar Bank, N.A. with these    $25,000.  Your account will be
instructions:                                                 charged a service fee (currently
                                                              $20.00) if an electronic funds
 .  ABA #0750-00022                                            transfer cannot be processed due to
 .  A/C #112-952-137                                           insufficient funds or a stop
 .  CREDIT TO: Heartland (name of fund)                        transfer.  Contact us for a Bank
 .  your Heartland account number                              Options Form.
 .  name of investor
                                                              Wire  Have your bank send your
                                                              investment to Firstar Bank, N.A.
                                                              with these instructions:

                                                              .  ABA #0750-00022
                                                              .  A/C #112-952-137
                                                              .  CREDIT TO: Heartland (name of
                                                                 fund)
                                                              .  your Heartland account number
                                                              .  name(s) of investor(s)
------------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] In Writing
------------------------------------------------------------------------------------------------------------------------------------
Complete and return an IRA application form, and a            Fill out the Additional Investment    Write a letter of instruction
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
check or IRA transfer form.  For direct rollovers of        Form attached to your statement and     that includes:
assets from employer sponsored qualified plans, mail a      send with a check.  Write your
completed IRA application.                                  Heartland account number on your        .  the name and signature of
                                                            check.                                     account holder
                                                                                                    .  your Heartland account
                                                            Mail the form and the check.               number
                                                                                                    .  the fund name
                                                                                                    .  the amount in dollars or
                                                                                                       shares you want to sell
                                                                                                    .  how and where to send the
                                                                                                       proceeds
                                                                                                    .  whether the distribution is
                                                                                                       qualified
                                                                                                    .  whether taxes should be
                                                                                                       withheld (we will withhold
                                                                                                       10% if you do not give us
                                                                                                       instructions)

                                                                                                    We will mail the proceeds to the
                                                                                                    address on the account, unless
                                                                                                    otherwise requested.  A
                                                                                                    signature guarantee may be
                                                                                                    required.  Express mail
                                                                                                    delivery is available upon
                                                                                                    request for an additional charge
                                                                                                    (currently $12.00).

                                                                                                    Mail the letter of instruction.
------------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] Automatically
------------------------------------------------------------------------------------------------------------------------------------
Complete the IRA application form, and the Automatic        All Services  Call us to request a      Systematic Withdrawal Plan
Investment Plan application, and return them with your      form to add the Automatic               Call us to request an account
investment (minimum of $50 per transaction).                Investment Plan (minimum of $50 per     maintenance form to add the
                                                            transaction) to your account.           plan. Complete the form, spec-
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Complete and return the form along    ifying the amount and frequency
                                                              with any other required materials.    of withdrawals you would like.
------------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] Via the Internet
------------------------------------------------------------------------------------------------------------------------------------
Computer Visit the Heartland web site
www.heartlandfunds.com and follow the instructions to
download an IRA account application.
------------------------------------------------------------------------------------------------------------------------------------

HOW MAY WE HELP YOU?

1.800.432.7856
www.heartlandfunds.com

Make check payable to: Heartland Funds

ADDRESSES


Mailing Address
---------------
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
------------------
Firstar Mutual Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

CONCEPTS TO UNDERSTAND

Wire Transfer: The fastest way to transfer the amount and frequency of withdrawals you would like from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer.

Electronic Funds Transfer: Transferring money to your bank account electronically may take up to eight business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1.800.432.7856 or 414.289.7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to Heartland Advisors.

The Funds may suspend, modify or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you, including but not limited to restricting excessive exchange activity that the officers of Heartland determine is not in the best interests of the Funds or their shareholders. The Funds also reserve the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Copies of account statements are available upon request. However, if you request a statement for a period other than for the current or prior year, the Fund's transfer agent will charge you a research fee (currently $5.00).

Time of Purchase and Form of Payment. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Net asset value is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, a Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day, and such orders are priced at the net asset value per share on that next day. Purchase orders for a Fund are not binding until accepted by the Fund or its authorized agent. A Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs") or tax-sheltered retirement plans sponsored by Heartland, and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by your Fund or its authorized agent in good order as further explained below. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification informa-tion from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven days after redemption. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the New York Stock Exchange is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemptions by Check (Taxable Short Duration Municipal and Short Duration High-Yield Municipal Funds only). You may redeem shares of the Taxable Short Duration Municipal Fund and the Short Duration High-Yield Municipal Fund by writing special checks in the amount of $250 or more. This service is provided free of charge. Please note that these checks are drawn on a special account at the Fund's custodian bank, so you will be subject to that bank's procedures and rules relating to its checking accounts. Canceled checks are not returned, but copies may be obtained upon request. You may realize a taxable gain or loss when you redeem shares by check.

Early Redemption Fee. To defray certain transaction expenses and facilitate portfolio management, each of the Value Fund and the Value Plus Fund will charge you an early redemption fee of 1% of the current net asset value of shares being redeemed or exchanged that are held for less than 270 days. The fee applies to shares being redeemed or exchanged in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is normally waived for Value Fund or Value Plus Fund shares purchased:

- For an account registered as either an Individual Retirement Account (IRA) or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of other third parties who are authorized agents of the Fund;

- By automatic reinvestment of income or capital gains distributions from the Fund, another Heartland Fund or the Firstar Money Market Fund;

-    Through an automatic purchase plan offered by the Fund; and

-    That are redeemed through an automatic redemption plan offered by the Fund.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your record keeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with your account representative to determine if the fee waiver is available.

Upon advance written notice to you, each of the other Heartland Funds reserves the right to charge you an early redemption fee on shares being redeemed or exchanged that are held for less than a specified number of days.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the proceeds of redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Transfer Agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and record keeping and distribution services in the amount of 0.20% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

IRAs and Tax-Sheltered Retirement Plans (not appropriate for Short Duration High-Yield Municipal, High-Yield Municipal Bond or Wisconsin Tax Free Fund). Heartland sponsors an IRA plan for individual investors as well as SIMPLE IRAs and other tax-sheltered retirement plans for self-employed persons and employers. Each of the Select Value, Value Plus, Value and Taxable Short Duration Municipal Funds is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors.

The IRA custodian charges certain account fees that are subject to changes upon notice to you, including an annual maintenance fee of $12.50 per Fund account ($25.00 per social security number). Distributions, asset transfers, excess contribution withdrawals and Roth IRA re-characterizations are each subject to a $15.00 fee.

Signature Guarantees. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Funds.

Involuntary Redemption. If your account value in any Fund falls below $500 for three months or more, the Funds may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the Exchange is open. Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund.

Third parties acting as authorized agents of the Funds are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with which you placed your order promptly if you notice any discrepancy.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Funds use a "fair value" methodology to value securities for which market quotations are not readily available. Fair values of debt securities are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE/TM/

Heartland Advisors' website, Heartland Value Source/TM/, located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. By calling 1.800.432.7856 and requesting a personal identification number, shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Funds' portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. In some cases, Heartland may be required to obtain advance written consent. To receive additional copies, you may call Shareholder Services at 1.800.432.7856 or 414.289.7000, or write to Heartland Advisors at 789 North Water Street, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Select Value and Value Funds will be paid to shareholders annually as a dividend. The Value Plus Fund will pay dividends from net investment income quarterly. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds will declare dividends from net investment income daily and pay them monthly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

All income dividend distributions from the Select Value, Value Plus, Value and Taxable Short Duration Municipal Funds will be taxable to you as ordinary income for federal income tax purposes. Interest earned by the Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds is in general federally tax-free when distributed to you as a dividend; however, if any such Fund earns taxable income from any of its investments, it will be distributed as a taxable dividend and taxable to you as ordinary income for federal income tax purposes.

Each of the Short Duration High-Yield Municipal, High Yield Municipal Bond and Wisconsin Tax Free Funds may invest in Municipal Obligations the interest on which (less any related expenses) is a tax-preference item for purposes of the federal alternative minimum tax for individuals (private activity securities). To the extent a Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternative minimum tax. Liability for a federally alternative minimum tax will depend on your individual tax circumstances.

Short term capital gains from any Fund will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gain will be taxable as long term capital gains to shareholders. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds over the period presented (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Select Value Fund
----------------------------------------------------------==========================================================================
                                                                      For the year ended December 31,          October 11, 1996/(1)/
----------------------------------------------------------                                   -----------             through
                                                          1999           1998                1997              December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $11.94         $12.30              $10.50                  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                  0.17           0.30                0.11                      --
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains (losses) on
     investments                                            0.04          (0.10)               2.28                    0.50
                                                          ------         ------              ------                  ------
------------------------------------------------------------------------------------------------------------------------------------
          Total income from investment operations           0.21           0.20                2.39                    0.50
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
     Net investment income                                 (0.17)         (0.30)              (0.11)                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net realized gains on investments                     (0.25)         (0.26)              (0.48)                     --
                                                          ------         ------              ------                  ------
------------------------------------------------------------------------------------------------------------------------------------
          Total distributions                              (0.42)         (0.56)              (0.59)                     --
                                                          ------         ------              ------                  ------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.73         $11.94              $12.30                  $10.50
                                                          ======         ======              ======                  ======
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                1.95%          1.73%              22.91%                   5.00%/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
     Net assets, end of period (in thousands)             $7,118         $8,025              $7,665                  $2,441
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of net expenses to average net assets            0.74%/(4)/     0.00%/(4)/          1.36%/(4)/              2.73%/(3)/
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to
     average net assets                                    1.38%/(4)/      2.37%/(4)/          1.14%/(4)/              (.25)%/3/
------------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                 160%            48%                 30%                      1%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1999, 1998 and 1997 would have been 2.58%, 1.92% and 2.00%, respectively, and the ratios of net investment income (loss) to average net assets would have been (0.46)%, 0.45% and 0.50%, respectively.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                    Value Plus Fund
                                                           =================================================================
                                                                           For the year ended December 31,

                                                               1999          1998             1997         1996      1995
----------------------------------------------------------------------------------------------------------------------------
Per Share Data
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.80      $  16.13        $  13.73       $ 11.17    $  9.53
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       0.46          0.62            0.48          0.38       0.41
----------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains (losses) on              (0.25)        (2.32)           3.66          3.33       1.89
     investments                                              -------      --------       ---------       -------    -------
----------------------------------------------------------------------------------------------------------------------------
          Total income (loss) from investment operations         0.21         (1.70)           4.14          3.71       2.30
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                      (0.44)        (0.60)          (0.48)        (0.38)     (0.41)
----------------------------------------------------------------------------------------------------------------------------
     Net realized gains on investments                              -         (0.03)          (1.26)        (0.77)     (0.25)
                                                              -------      --------        --------       -------    -------
----------------------------------------------------------------------------------------------------------------------------
          Total distributions                                   (0.44)        (0.63)          (1.74)        (1.15)     (0.66)
                                                              -------      --------        --------       -------    -------
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 13.57      $  13.80        $  16.13       $ 13.73    $ 11.17
                                                              =======      ========        ========       =======    =======
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                     1.67%      (10.78)%          30.60%        33.80%    24.39%
----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                 $87,065      $174,314        $336,281       $66,582    $19,123
----------------------------------------------------------------------------------------------------------------------------
     Ratio of net expenses to average net assets                 1.39%         1.24%           1.12%         1.45%      1.54%
----------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average net assets        3.05%         3.77%           3.32%         3.23%      3.90%
----------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                       82%           64%             74%           73%       150%
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                               Value Fund
-----------------------------------------------------------================================================================

-----------------------------------------------------------                For the year ended December 31,

                                                                 1999            1998          1997         1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    29.29       $    33.87   $    31.65   $     27.95    $    22.72
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 (0.21)/(1)/       0.08         0.17          0.06          0.13
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains (losses) on
      investments                                                  7.52            (3.97)        7.09          5.78          6.63
                                                                   ----            ------        ----          ----          ----
-----------------------------------------------------------------------------------------------------------------------------------
          Total income (loss) from investment operations           7.31            (3.89)        7.26          5.84          6.76
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                           --            (0.06)       (0.17)        (0.06)        (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized gains on investments                            (0.10)           (0.63)       (4.87)        (2.08)        (1.40)
                                                                  ------           ------       ------        ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                     (0.10)           (0.69)       (5.04)        (2.14)        (1.53)
                                                                  ------           ------       ------        ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    36.50       $    29.29   $    33.87   $     31.65    $    27.95
                                                             ==========       ==========   ==========   ===========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      25.01%          (11.46)%      23.19%        20.99%        29.80%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                $1,195,067       $1,545,495   $2,126,715   $ 1,626,760    $1,190,926
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net expenses to average net assets                   1.34%            1.15%        1.12%         1.23%         1.29%
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average net
      assets                                                      (0.70)%           0.22%        0.49%         0.22%         0.61%
-----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                         23%              36%          55%           31%           31%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share is calculated using average shares outstanding.

FINANCIAL HIGHLIGHTS

                                                                                Taxable Short Duration Municipal Fund
                                                                            ============================================
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the           December 29, 1998(1)
                                                                                 Year ended                 through
                                                                              December 31, 1999        December 31, 1998
                                                                            ---------------------  -------------------------
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                     $ 10.11                  $10.00

Income from investment operations:

     Net investment income                                                                  0.89                    0.00

     Net realized and unrealized gains (losses) on investments                             (0.35)                   0.11
                                                                                         -------                  ------

          Total income from investment operations                                           0.54                    0.11

Less distributions from:

     Net investment income                                                                 (0.89)                   0.00

     Net realized gains on investments                                                        --                      --
                                                                                         -------                  ------

          Total distributions                                                              (0.89)                   0.00
                                                                                         -------                  ------

Net asset value, end of period                                                           $  9.76                  $10.11
                                                                                         =======                  ======
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                5.51%                   1.15%(2)
---------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data

     Net assets, end of period (in thousands)                                            $21,913                  $1,227

     Ratio of net expenses to average net assets(4)                                         0.95%                   0.48%(3)

     Ratio of net investment income to average net assets(4)                                9.02%                   6.36%(3)

     Portfolio turnover rate                                                                  43%                      0%
---------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) If there had been no expense reimbursement by the Advisor, the ratios of annualized net expenses to average net assets for the periods ended December 31, 1999 and 1998 would have been 2.27% and 4.80%, respectively, and the ratios of annualized net investment income to average net assets would have been 7.70% and 2.04%, respectively.

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Short Duration High-Yield Municipal Fund
                                                                           ========================================
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 For the                 For the            January 2, 1997/(1)/
                                                               year ended              year ended                 through
                                                            December 31, 1999       December 31, 1998        December 31, 1997
                                                            -----------------       -----------------        -----------------
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $9.98                  $10.15                  $10.00

Income (loss) from investment operations:

  Net investment income                                                  0.56                    0.53                    0.57

  Net realized and unrealized gains (losses) on investments             (0.42)                  (0.17)                   0.15
                                                                        -----                   -----                    ----

    Total income (loss) from investment operations                       0.14                    0.36                    0.72
                                                                        =====                    ====                    ====
Less distributions from:

  Net investment income                                                 (0.56)                  (0.53)                  (0.57)

  Net realized gains on investments                                         -                       -                       -
                                                                        -----                   -----                    ----

    Total distributions                                                 (0.56)                  (0.53)                  (0.57)
                                                                        -----                   -----                    ----

Net asset value, end of period                                          $9.56                   $9.98                  $10.15
                                                                        =====                   =====                  ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                             1.42%                   3.65%                   7.44%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data

  Net assets, end of period (in thousands)                           $122,152                $149,643                $120,942

  Ratio of net expenses to average net assets                            0.75%/(2)/              0.62%/(2)/              0.00%/(2)/

  Ratio of net investment income to average net assets                   5.69%/(2)/              5.26%/(2)/              5.33%/(2)/

  Portfolio turnover rate                                                  71%                    215%                    175%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1999, December 31, 1998 and December 31, 1997 would have been 0.92%, 0.80% and 0.84%, respectively, and the ratios of net investment income to average net assets would have been 5.52%, 5.08% and 4.49%, respectively.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                              High-Yield Municipal Bond Fund              `
                                                          ====================================================================
----------------------------------------------------------------------------------------------------------------------------------
                                                                    For the                  For the          January 2, 1997(1)
                                                                 year ended               year ended               through
                                                              December 31, 1999        December 31, 1998      December 31, 1997
                                                          -------------------------  ---------------------  ---------------------
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.38                $ 10.45                $ 10.00

Income (loss) from investment operations:

     Net investment income                                                 0.65                   0.65                   0.68

     Net realized and unrealized gains (losses) on                        (0.88)                  0.03                   0.48
      investments                                                       -------                -------                -------

          Total income (loss) from investment operations                  (0.23)                  0.68                   1.16

Less distributions from:

     Net investment income                                                (0.65)                 (0.65)                 (0.68)

     Net realized gains on investments                                        -                  (0.10)                 (0.03)
                                                                        -------                -------                -------
          Total distributions
                                                                          (0.65)                 (0.75)                 (0.71)
                                                                        -------                -------                -------
Net asset value, end of period
                                                                        $  9.50                $ 10.38                $ 10.45
                                                                        =======                =======                =======
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                             (2.45)%                  6.66%                 11.67%
----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data

     Net assets, end of period (in thousands)                           $78,484                $73,455                $30,608

     Ratio of net expenses to average net assets                           0.95%(2)               0.76%(2)               0.00%(2)

     Ratio of net investment income to average net                         6.35%(2)               6.01%(2)               6.01%(2)
      assets
                                                                             95%                   223%                   439%
     Portfolio turnover rate
----------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1999, December 31, 1998 and December 31, 1997 would have been 1.18%, 1.08% and 1.25%, respectively, and the ratios of net investment income to average net assets would have been 6.12%, 5.69% and 4.76%, respectively.

FINANCIAL HIGHLIGHTS



---------------------------------------------------------------------------------------------------------------------------------
                                                                              Wisconsin Tax Free Fund
---------------------------------------------====================================================================================
                                                                           For the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       1999            1998            1997            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  10.48      $  10.44      $  10.16         $  10.30        $   9.21
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                  0.51          0.51          0.52             0.51            0.51
---------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain
      (losses) on investments                              (0.84)         0.04          0.28            (0.14)           1.09
                                                           ------         ----          ----            ------           ----
---------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from
           investment operations                           (0.33)         0.55          0.80             0.37            1.60
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                 (0.51)        (0.51)        (0.52)           (0.51)          (0.51)
                                                           ------        ------        ------           ------          ------
---------------------------------------------------------------------------------------------------------------------------------
          Total distributions                              (0.51)        (0.51)        (0.52)           (0.51)          (0.51)
                                                           ------        ------        ------           ------          ------
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   9.64      $  10.48      $  10.44         $  10.16        $  10.30
                                                        ========      ========      ========         ========        ========
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                              (3.27)%         5.41%         8.06%            3.81%          17.78%
---------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of year (in thousands)             $131,533      $143,417      $131,348         $124,545        $118,513
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net expenses to average net
      assets                                                0.82%(1)      0.78%(1)      0.81%(1)         0.80%(1)        0.84%
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
      average net assets                                    5.01%(1)      4.90%(1)      5.05%(1)         5.12%(1)        5.23%
 ---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                  78%           16%            8%              14%             11%
---------------------------------------------------------------------------------------------------------------------------------

_______________________________

(1) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the net expense ratios for the years ended December 31, 1999, 1998, 1997 and 1996 would have been 0.83%, 0.80%, 0.82% and
     0.81%, respectively, and the net investment income ratios would have been 5.00%, 4.88%, 5.04% and 5.11%, respectively.

--------------------------------------------------------------------------------
HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1.800.432.7856 or 414.289.7000
www.heartlandfunds.com
--------------------------------------------------------------------------------

HEARTLAND FUNDS
789 North Water Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202
1.800.432.7856 or 414.289.7000

You may also obtain the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi- Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000
                      (as supplemented as of June 9, 2000)

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund
                 Heartland Taxable Short Duration Municipal Fund
               Heartland Short Duration High-Yield Municipal Fund
                    Heartland High-Yield Municipal Bond Fund
                        Heartland Wisconsin Tax Free Fund

               789 North Water Street, Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856
                             www.heartlandfunds.com


     Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of the separate mutual fund series listed above (the "Funds"). This Statement of Additional Information ("SAI") relates to all of the Funds, each of which has a distinct investment objective and program.

     This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Funds dated May 1, 2000 (as supplemented as of June 9, 2000). You may obtain a free copy of any Fund's Prospectus and an account application by contacting the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at the street or website address, or at either telephone number listed above.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION TO THE FUNDS ...................................................  3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS .............................  3
TYPES OF SECURITIES ......................................................... 11
     Convertible Securities ................................................. 11
     Custodial Receipts and Participation Interests ......................... 11
     Debt Securities ........................................................ 11
     Derivative Instruments ................................................. 19
     Foreign Investments .................................................... 26
     Illiquid Securities .................................................... 27
     Indexed Securities ..................................................... 28
     Investment Companies ................................................... 28
     Loan Interests ......................................................... 29
     Real Estate Investment Trusts .......................................... 29
     Rights and Warrants .................................................... 30
     When-Issued and Delayed-Delivery Securities; Forward Commitments ....... 30
PORTFOLIO MANAGEMENT STRATEGIES ............................................. 30
     Borrowing .............................................................. 30
     Concentration .......................................................... 31
     Duration ............................................................... 31
     Foreign Currency Transactions .......................................... 32
     Influence or Control over Portfolio Companies .......................... 33
     Lending Portfolio Securities ........................................... 33
     Repurchase Agreements .................................................. 33
     Reverse Repurchase Agreements and Dollar Rolls ......................... 34
     Short Sales ............................................................ 34
     Standby Commitments .................................................... 35
INVESTMENT RESTRICTIONS ..................................................... 35
PORTFOLIO TURNOVER .......................................................... 39
MANAGEMENT .................................................................. 39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................... 43
INVESTMENT ADVISORY AND OTHER SERVICES ...................................... 44
DISTRIBUTION OF SHARES ...................................................... 47
PORTFOLIO TRANSACTIONS ...................................................... 49
DESCRIPTION OF SHARES ....................................................... 53
PURCHASES AND SALES ......................................................... 53
ADDITIONAL INCOME TAX CONSIDERATIONS ........................................ 55
PERFORMANCE INFORMATION ..................................................... 55
FINANCIAL STATEMENTS ........................................................ 59

                           INTRODUCTION TO THE FUNDS

     Each member of the Heartland family of funds is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund (other than the
Wisconsin Tax Free Fund, which is non-diversified) and has a distinct investment objective and program. The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984. The Heartland Taxable Short Duration Municipal Fund commenced operations on December 29, 1998. The Heartland Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds commenced operations on January 2, 1997. The Heartland Wisconsin Tax Free Fund commenced operation on April 3, 1992.


                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Heartland Select Value Fund

     The Heartland Select Value Fund seeks long-term capital appreciation by investing in equity securities whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisor's perceptions of relative valuations, future prospects and market conditions. The Fund generally sells a stock when Heartland Advisors believes the stock has reached its full valuation, a better valuation opportunity existing elsewhere, or a change in the investment thesis occurs which Heartland Advisors believes will inhibit the stock's ability to realize its intrinsic value.

     The Fund may invest in other securities, including, without limitation, preferred stocks, debt securities, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Plus Fund

     The Heartland Value Plus Fund seeks capital appreciation and current income. The Fund invests primarily in income-producing equity securities of smaller companies selected on a value basis. Although it may invest in securities of larger companies, it generally invests in those companies with market capitalizations of less than $750 million. The Fund seeks to reduce the risks associated with investing in small companies through the income component of its portfolio. To further pursue its income objective, the Fund also invests up to 35% of its total assets in other securities, including, without limitation, debt securities and cash equivalents. There are no limitations on the credit quality or maturities of convertible or debt securities on which the Fund may invest.

     The equities in which the Fund invests include dividend-paying common stocks, preferred stocks, warrants, convertible securities and real estate investment trusts. Debt securities purchased by the Fund may be either unrated or rated by one or more independent rating organizations that rate the issuer of the security based on the issuer's financial soundness. Debt securities purchased by the Fund may be rated in any rating category established by a rating organization. If a debt security is rated below investment grade or is unrated, Heartland Advisors conducts its own assessment of the creditworthiness of the issuer.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Fund

     Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in common stocks of companies with market capitalizations of less than $750 million selected on a value basis. It may, however, invest in other securities, including, without limitation, equity securities of larger companies, preferred stocks, debt securities, warrants, convertible securities, foreign securities and cash equivalents.
There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Taxable Short Duration Municipal Fund

     The Heartland Taxable Short Duration Municipal Fund seeks a high level of current income with a low degree of share price fluctuation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of taxable medium and lower quality obligations issued by municipalities ("Municipal Obligations"). Although no duration restrictions apply to the Municipal Obligations in which the Fund invests, it expects to emphasize short and intermediate duration obligations, and it maintains an average portfolio duration of three years or less. Under normal market conditions, the Fund invests at least 65% of net assets in taxable Municipal Obligations. Consistent with its investment objective, the Fund also may invest up to 35% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions. When Heartland Advisors considers the yield on Municipal Obligations exempt from federal income tax to be high in relation to taxable Municipal Obligations, the Fund may invest in tax-exempt Municipal Obligations.

     Most Municipal Obligations offer income free from federal income tax. However, another type of Municipal Obligation is subject to federal income tax for a variety of reasons. These Municipal Obligations do not qualify for the federal tax exemption because (i) they did not receive the necessary authorization for tax-exempt treatment from state or local government authorities, (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing, or (iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

     Taxable Municipal Obligations may offer yields comparable to those of corporate debt obligations. However, they also may have less credit risk than corporate debt obligations because of stronger legal covenants and lower risk of default.

     The Fund invests primarily in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poors' Ratings Service ("S&P"). The Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets.

     Taxable Municipal Obligations are rated using the same criteria as corporate obligations. NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Service, Inc., Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

     Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities. Under adverse market conditions, other extraordinary economic or market conditions, or when the spreads between the yields on medium and high quality taxable municipal obligations are relatively narrow, the Fund may take a temporary defensive position and invest without limitation in higher quality taxable or tax-exempt Municipal Obligations and other debt securities, or hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in the Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Short Duration High-Yield Municipal Fund

     The Heartland Short Duration High-Yield Municipal Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation. The Fund invests primarily in short and intermediate duration, medium and lower quality Municipal Obligations, the income from which is exempt from federal personal income tax. Although no duration restrictions apply to the Municipal Obligations in which the Fund invests, it expects to emphasize short and intermediate duration obligations, and maintains an average portfolio duration of three years or less. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations. However, the Fund may not invest more than 20% of its total assets in Municipal Obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets. The Fund also may invest, without limitation, in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest, without limitation, in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax.

     Consistent with its investment objectives, the Fund also may invest in other debt securities; taxable Municipal Obligations; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland High-Yield Municipal Bond Fund

     Heartland High-Yield Municipal Bond Fund seeks to maximize after-tax total return by investing for a high level of federally tax-exempt current income.
The Fund invests primarily in medium and lower quality Municipal Obligations, the income from which is exempt from federal personal income tax. Although no duration restrictions apply to the Fund or individual Municipal Obligations in which it invests, the Funds expects to maintain an average portfolio duration of greater than five years under normal market conditions. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations. However, the Fund may not invest more than 20% of its total assets in Municipal Obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets. The Fund may also invest without limitation in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest without limitation in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax.

     Consistent with its investment objective, the Fund also may invest in other debt securities; taxable Municipal Obligations; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Wisconsin Tax Free Fund

     Heartland Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests primarily in Municipal Obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality.

     As a matter of fundamental policy, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income tax. Under normal market conditions, the Fund will seek to invest all of its assets so that income therefrom will be exempt from federal and Wisconsin personal income taxes. Normally, the Fund will not invest more than 20% of its net assets in securities subject to the alternative minimum tax.

     Only limited categories of Municipal Obligations are exempt from Wisconsin personal income tax, which may cause the Fund's investments to be more concentrated geographically and by industry than a mutual fund that does not seek to invest in issuers offering a double tax exemption.

     The Fund may invest up to 20% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions. The Fund may invest up to 35% of its total assets in non-investment grade debt securities. However, the Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO.

     Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities. Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Diversification. The number of issues of securities which meet the Wisconsin Tax Free Fund's investment objective and criteria may be somewhat limited. As a result, a relatively high percentage of the Fund's assets may be invested from time to time in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's portfolio securities may therefore be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Wisconsin Tax Free Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code currently require that, at the end of each quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (b) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies). In addition, as a matter of fundamental policy, the Fund may not purchase more than 10% of the outstanding voting securities of an issuer or invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer (other than securities issued or guaranteed by the U.S. Government, a state or territory of the United States, the District of Columbia, or their respective agencies, instrumentalities, municipalities or political subdivisions).

     Geographic Concentrations. The following information is a brief summary of factors affecting Wisconsin, Puerto Rico, Guam and the Virgin Islands, jurisdictions in which the Wisconsin Tax Free Fund may invest a portion of its assets, and does not purport to be a complete description of such factors.

     Factors Affecting Wisconsin. Wisconsin's economy, although fairly diverse,
     ---------------------------
is primarily concentrated in the manufacturing services and trade sectors and is influenced by the vast supply of resources in the state. This diversification has caused the state's economy to continue to outperform the national economy. Federal, state and local government is also a major employer. The top five industrial output rankings, based on value of shipments, include dairy products, motor vehicles and equipment, miscellaneous converted paper products, paper mills and meat products.

     Wisconsin continues to outperform the national economy. The state's annual unemployment rate over the last 10 years has been below the national average.
In December 1999, the state's unemployment rate was 3.0%, compared to a national average unemployment rate of approximately 4.0%. The state is highly ranked in terms of job creation, especially in the creation of manufacturing jobs. Since 1987, the state's personal income tax rate has been reduced from 7.9% to 6.77% (for 1999), and current Governor, Tommy G. Thompson, has expressed his desire to implement further reductions. At the same time, state spending has been controlled.

     It is anticipated that the Wisconsin economy will experience continued growth (although possibly at a slower rate) in the near future, with the state's labor market expected to remain tight during those years.

     The state has an extremely diverse revenue-raising structure. Approximately 36% of the total revenue is delivered from the various taxes levied by the state. The remainder comes from (i) investment income, (ii) various kinds of fees, licenses, permits, and service charges paid by users of specific services, privileges or facilities, and (iii) gifts, donations and contributions.

     Wisconsin's tax structure has a diverse underlying base consisting of income, general and special product sales and property value. Over 60% of all general fund taxes collected by the state are returned to local units of government. The remaining funds are used for payments to individuals and organizations (16%) and state programs (24%).

     Future federal budget proposals which include reductions in federal aid would have a more immediate effect on individuals, local governments and other service providers than the state directly. Such proposals, if enacted, would increase the likelihood that the state will be asked to increase its support of the affected parties. Implementing choices posed by the federal budget would involve state legislative action.

     Wisconsin may increase appropriations from or reduce taxes below the levels established in its budget. In recent past years, Wisconsin has adopted appropriation measures subsequent to passage of its budget act. However, it has been the state's policy that supplemental appropriations adopted by the State Legislature will be within revenue projections for that fiscal period or balanced by reductions in other appropriations. Thus, spending from additional appropriations historically has been matched by reduced disbursements, increased revenues or a combination of both. The State Constitution requires the Legislature to provide for an annual tax sufficient to defray the estimated expenses of the state for each year, and when the expenses of any year exceed income, the Legislature must provide for a tax for the ensuing year sufficient, with other sources of income, to pay such deficiency as well as the estimated expenses for the ensuing year.

     Wisconsin has experienced and expects to continue to experience certain periods when its general fund is in a negative cash position. State statutes provide certain administrative remedies to deal with these periods. The Secretary of Administration may temporarily reallocate up to 5% of the general purpose revenue appropriations then in effect. This amount is nearly $500 million for the fiscal year ending June 30, 1999. The statutes mandate that all payments shall be in accordance with the following order of preference: (1) all direct and indirect payments of principal on Wisconsin general obligation debt must have first priority and may not be prorated or reduced; (2) all direct and indirect payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (3) all Wisconsin employee payrolls have third priority and may not be prorated or reduced; and (4) all other payments shall be paid in a priority determined by the Secretary of Administration and may be prorated or reduced.

     Unforeseen events or variations may cause a decrease in the receipts or cash flow to the state's agencies. It is not clear what effect, if any, such events would have on the Fund.

     Factors Affecting Puerto Rico. The Wisconsin Tax Free Fund may invest in
     -----------------------------
obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities, that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

     The Puerto Rico economy generally parallels the economic cycles of the United States, as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse, technology-oriented manufacturing base. In terms of Gross Domestic Product, manufacturing contributes $16 billion, or approximately 42% of GDP. Trade, finance and services have undergone dynamic growth over the past decade and now account for 58% of GDP. The unemployment rate (seasonally adjusted) has remained at approximately 13 to 14% during the past few years.

     Puerto Rico's economy historically has benefitted from tax incentives contained in Section 936 of the Internal Revenue Code, which allows U.S. domestic corporations with a substantial amount of their business operations in Puerto Rico to claim a tax credit that effectively eliminates their U.S. income tax on income from those operations. The enactment of the Omnibus Budget Reconciliation Act of 1993 imposed certain limitations on the amount of the credit available to domestic corporations. Legislation passed in 1996 further reduces these tax incentives, with a general phaseout of the credit by the year 2006. It is impossible to predict with certainty what effect the elimination of the Section 936 credit will have on the business operations of U.S. corporation in Puerto Rico; however, it is likely to lessen Puerto Rico's competitive advantage, especially in attracting new businesses to the Commonwealth.

     Factors Affecting Guam. Guam, the westernmost territory of the U.S., is
     ----------------------
located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Employment in Guam is concentrated in the public sector with approximately 30% in local government and federal jobs. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position which include the development of local labor; however, there can be no assurances that an improvement will be realized.

     Factors Affecting the Virgin Islands. The United States Virgin Islands
     ------------------------------------
include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 1.5 million visitors in 1997. Circumstances which negatively impact the tourism industry, such as natural disasters and economic difficulties in the United States generally, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                              TYPES OF SECURITIES

     The following information supplements the discussion of the Funds' investments described in their respective Prospectuses.

     Convertible Securities

     Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

     The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

     Custodial Receipts and Participation Interests

     Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

     Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

     Debt Securities

     The Funds may invest in debt securities of corporate and governmental issuers. The Select Value, Value Plus and Value Funds may invest up to 35% of their respective total assets in debt securities. The other Funds may invest all of their assets in debt securities. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions.

     In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

     Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

     Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. Each Fund's investment program permits it to invest in securities rated below investment grade (or unrated securities believed to be of comparable quality by Heartland Advisors). Each of the Select Value, Value Plus, Value and Wisconsin Tax Free Funds may invest up to 35% of its total assets in non-investment grade debt securities. Under normal market conditions, the Taxable Short Duration Municipal, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds invest at least 65% of their respective assets in non-investment grade debt securities. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may not invest more than 20% of their respective total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of NRSROs.

     All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

     "High-Yield" Risk. Each Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

          . Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

               All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

               As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

          . Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower- quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's, Moody's Investors Service and Fitch ICBA, Inc., are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland's Board of Directors and Heartland Advisors monitor the issuers of junk bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

          . Legal Risk. Securities in which a Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

               From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

          . Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

     Municipal Obligations. Each Fund may, and the Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds will primarily, invest in Municipal Obligations. The term "Municipal Obligations" as used in the Funds' Prospectuses and this SAI means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them. Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, nursing homes, mental health facilities, mass transportation, schools, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. Municipal Obligations may also be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     The two principal classifications of Municipal Obligations are "general obligations," which are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest, and "revenue obligations," which are generally payable only from the revenues from a particular facility or project, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, certain kinds of "private activity bonds" ("industrial revenue bonds" or "IRBs") are issued by public authorities to provide funding for various privately operated industrial facilities. In most cases, IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest is dependent solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

     Taxable Municipal Obligations. There is another type of Municipal Obligation, which is subject to federal income tax for a variety of reasons. The Taxable Short Duration Municipal Fund focuses on this type. These Municipal Obligations do not qualify for the federal exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

     Each Fund may also invest in the following types of Municipal Obligations:

          Municipal Notes. The principal kinds of municipal notes in which the Funds may invest include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes, which are guaranteed by the United States Department of Housing and Urban Development and secured by the full faith and credit of the United States, are issued by local agencies.

          Municipal Commercial Paper. Municipal commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to provide interim construction financing or to meet seasonal working capital needs of municipalities and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          Municipal Lease Obligations. The Funds may invest in state or local municipal leases. Municipal leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and other public authorities to purchase or lease land, equipment or facilities, such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, which are secured by payments by the municipality under the lease or sales contract but are not backed by the municipality's credit, frequently have the special risks described below. Municipal lease obligations that are illiquid are subject to each Fund's limitation on investments in illiquid securities. See the section of this SAI titled "Illiquid Securities."

          Leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. Often municipal leases contain "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease unless money is specifically appropriated for such purpose each year (the "non-appropriation" clause). In addition, protections extended to holders of indebtedness under relevant state law do not extend to owners of municipal leases. Finally, municipal leases may provide for termination at the option of the municipality at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed. If a lease is terminated or not renewed, the lessor is without recourse to the general credit of the municipality and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

          Mortgage-Backed Municipal Obligations. The Funds may invest in mortgage-backed Municipal Obligations, which finance residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. An investment in such obligations represents an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the investor represent both regularly scheduled principal and interest payments, as well as additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, prepayment of the underlying mortgages usually accelerates in periods of declining interest rates. Accelerated prepayment could result in a Fund having to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for other types of Municipal Obligations.

          Credit Enhanced Securities. The Funds may invest in credit enhanced securities, which are Municipal Obligations that are either insured as to the timely payment of principal and interest or backed by (a) the full faith and credit of the U.S. Government, (b) agencies or instrumentalities of the U.S. Government or (c) U.S. Government securities. Municipal Obligations may be insured when purchased by a Fund or a Fund may purchase insurance in order to turn an uninsured Municipal Obligation into an insured Municipal Obligation.

     Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Floating and Variable Rate Securities. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

     Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

     Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

     Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset- backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

     Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

     The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

     Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

     Derivative Instruments

     Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

     Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

     Writing Covered Options. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

     The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

     A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

     Purchasing Options. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

     A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

     A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

     Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

     A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

     The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

     Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

     Limitations on Futures and Options on Futures Transactions. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

     Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     Hybrid Instruments. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

     Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

     Swap Agreements. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

     Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

     Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

     Foreign Investments

     Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States (Non-U.S. Traded Foreign Securities). Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

     A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Illiquid Securities

     Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

     Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Repurchase agreements maturing in more than seven days are deemed to be illiquid.

     To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted invests may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     Indexed Securities

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

     Investment Companies

     Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

     Loan Interests

     Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

     Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

     A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     Real Estate Investment Trusts

     Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs"). The Government Fund has no present intent to invest in REITs.

     REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

     Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

     Rights and Warrants

     Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

     When-Issued and Delayed-Delivery Securities; Forward Commitments

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

     On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                         PORTFOLIO MANAGEMENT STRATEGIES

     The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

     Borrowing

     The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

     Each Fund (other than the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds) presently plans to limit its borrowings to borrowings only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of total assets, and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions;
(b) to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (c) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund or put feature of the instrument. Each of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds presently intends to similarly limit its borrowings, except that such Fund's borrowings to meet redemptions may continue for a period of more than 60 days, and its borrowings for both redemption and temporary purposes are excluded from the 20%, but not the one-third, of total assets limit on borrowing.

     Concentration

     The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may invest 25% or more of their respective total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single-family or multi-family housing, redevelopment, transportation or various types of utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on a Fund's overall performance.

     These Funds also may invest 25% or more of their respective total assets in Municipal Obligations whose issuers or projects financed are located in the same state or other geographic region. If a Fund were to concentrate its investments in such a geographic territory, developments and events that have a greater effect on the economy of that geographic territory than on the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio. These Funds may not invest more than 25% of their respective total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

     Duration

     Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond (or bond mutual fund) to a one percent (1%) rise or fall in interest rates. The Taxable Short Duration Municipal Fund and Short Duration High-Yield Municipal Fund will have an average portfolio duration of three years or less, and the High-Yield Municipal Bond Fund will have an average portfolio duration of greater than five years. None of the other Funds has specific portfolio duration limitations.

     For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

     Futures, options, and options on futures have durations that, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have.

     Foreign Currency Transactions

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

     Influence or Control over Portfolio Companies

     As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

     It is expected that only the Select Value, Value and Value Plus Funds would make investments for control on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

     Lending Portfolio Securities

     Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

     Repurchase Agreements

     Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

     Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

     Reverse Repurchase Agreements and Dollar Rolls

     Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

     Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

     To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

     Short Sales

     Each Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against
anticipated declines in the market price of its portfolio's securities.   If the
value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

     Standby Commitments

     To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.


                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

     Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the 1940 Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

     Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

     Fundamental Restrictions Common to the Funds

     As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

     1.   Concentration.  Invest more than 25% of total assets in securities of
          --------------
non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of Municipal Obligations and of securities issued or guaranteed by national governments/1/, their agencies or instrumentalities.

------------------------
(1) For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

     2.   Real Estate.  Purchase or sell real estate, except the Fund may (i)
          ------------
acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

     3.   Borrowing.  Borrow money or property, except the Fund may (i) make
          ----------
investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

     4.   Loans.  Make loans, except the Fund may (i) acquire publicly
          ------
distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

     5.   Underwriting.  Underwrite the securities of other persons, except to
          -------------
the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     6.   Senior Securities.  Issue senior securities, except to the extent
          ------------------
permitted under the 1940 Act.

     7.   Commodity Interests.  Purchase or sell physical commodities unless
          --------------------
acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

     Other Fundamental Restrictions

     In addition to the fundamental restrictions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

     Diversification. Each of the Select Value, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Taxable Short Duration High-Yield Municipal Fund may not, with respect to 75% of total assets, purchase the securities of any one issuer, except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, as a result, (a) more than 5% of total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Wisconsin Tax Free Fund may not invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the U.S. Government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions. In addition, the Wisconsin Tax Free Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     Pledging of Assets. The Select Value Fund may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. The Select Value Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

     Each of the Value Plus and Value Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

     The Taxable Short Duration Municipal Fund has no fundamental policy on pledging of assets.

     Each of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings, including reverse repurchase agreements, when-issued and delayed-delivery securities, futures, options and other hedging activities.

     The Wisconsin Tax Free Fund may not pledge more than 10% of its net assets to secure its permitted borrowings.

     Short Sales. The Value Fund may sell securities short when it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

     The other Funds do not have a fundamental restriction governing short sales.

     Non-Fundamental Restrictions

     Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

     No Fund may:

     1.   Investment Companies.  Purchase securities of other open-end or
          ---------------------
closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

     2.   Illiquid Securities.  Purchase a security if, as a result, more than
          --------------------
15% of net assets would be invested in illiquid securities.

     3.   Margin Purchases.  Purchase securities on margin, except that the Fund
          -----------------
may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

     4.   Short Sales.   Sell securities short, unless the Fund owns or has the
          ------------
right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

     5.   Concentration.  For purposes of a Fund's fundamental restriction on
          --------------
concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

     6.   Futures Contracts.  Purchase a futures contract or an option on a
          ------------------
futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

     7.   Real Estate Investment Trusts.  Invest more than 10% of its total
          ------------------------------
assets in real estate investment trusts.

                               PORTFOLIO TURNOVER

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1999 and 1998, the portfolio turnover rates for the Funds were as follows:

-------------------------------------------------------
                                           1999   1998
                                           ----   ----
-------------------------------------------------------
Select Value Fund                          160%    48%
-------------------------------------------------------
Value Plus Fund                             82%    64%
-------------------------------------------------------
Value Fund                                  23%    36%
-------------------------------------------------------
Taxable Short Duration Municipal Fund       43%     0%
-------------------------------------------------------
Short Duration High-Yield Municipal Fund    71%   215%
-------------------------------------------------------
High-Yield Municipal Bond Fund              95%   223%
-------------------------------------------------------
Wisconsin Tax-Free Fund                     78%    16%
-------------------------------------------------------


                                   MANAGEMENT

     Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

                                   Position with         Principal Occupation
Name and Address             Age    Heartland           During Past Five Years
---------------------------  ---  ------------------   -----------------------

William J. Nasgovitz          54  President and        President, Chief
789 North Water Street            Director*            Executive Officer and
Milwaukee, WI  53202                                   Director, Heartland
                                                       Advisors, Inc., since
                                                       1982; Director of Capi
                                                       tal Investments, Inc.,
                                                       since 1989 (small
                                                       business investment com
                                                       pany).


Hugh F. Denison               53  Director*            Educator; Shareholder
789 North Water Street                                 Ombuds  man, Heartland
Milwaukee, WI  53202                                   Advisors, Inc., since
                                                       January 1998; Vice
                                                       President, Director of
                                                       Research and Director,
                                                       Heartland Advisors, 1988
                                                       to 1996.

                                   Position with         Principal Occupation
Name and Address             Age    Heartland           During Past Five Years
---------------------------  ---  ------------------   -----------------------
Jon D. Hammes                 51  Director             President, The Hammes
Suite 305                                              Company (a commercial
18000 West Sarah Lane                                  real estate develop
Brookfield, WI  53045                                  ment company) since 1991.

A. Gary Shilling              62  Director             President, A. Gary
500 Morris Avenue                                      Shilling & Company, Inc.
Springfield, NJ  07081                                 (economic consul  tants
                                                       and investment advisors)
                                                       since 1978.

Allan H. Stefl                55  Director             Senior Vice President,
800 North Brand Boulevard                              Communications, Nestle
Glendale, CA  91203                                    USA, since 1993.

Linda F. Stephenson           58  Director             President and Chief
100 East Wisconsin Avenue                              Executive Officer,
Milwaukee, WI  53202                                   Zigman Joseph Stephenson
                                                       (a public relations and
                                                       marketing communications
                                                       firm) since 1989.

Jilaine Hummel Bauer          43  Vice President and   Senior Vice President
789 North Water Street            Secretary            and General Counsel,
Milwaukee, WI 53202                                    Heartland Advisors, Inc.
                                                       since January 1998;
                                                       Secretary, Heartland
                                                       Advisors, Inc. since
                                                       August 1999; Senior Vice
                                                       President, Stein Roe &
                                                       Farnham Incorporated,
                                                       1992 to 1998.

Paul T. Beste                 43  Vice President and   Chief Operating Officer,
789 North Water Street            Principal            Heartland Advisors, Inc.
Milwaukee, WI 53202               Accounting Officer   since December 1999 and
                                                       Director, Heartland
                                                       Advisors, Inc. since
                                                       June 8, 2000; Senior
                                                       Vice President--
                                                       Investment Operations,
                                                       Heartland Advisors, Inc.
                                                       September 1998 to 1999;
                                                       Investment Operations
                                                       Officer, Heartland
                                                       Advisors, 1997 to 1998;
                                                       Director of
                                                       Taxes/Compliance, Strong
                                                       Capital Management,
                                                       Inc., 1992 to 1997.

Kenneth J. Della              36  Vice President       Senior Vice President
789 North Water Street                                 and Treasurer, Heartland
Milwaukee, WI 53202                                    Advisors, Inc. since
                                                       September 1998; Chief
                                                       Financial Officer,
                                                       Heartland Advisors, 1995
                                                       to 1998; employed by
                                                       Heartland Advisors since
                                                       1992.

Scott R. Powell               37  Vice President       Senior Vice President -
                                                       Marketing,

                                   Position with         Principal Occupation
Name and Address             Age    Heartland           During Past Five Years
---------------------------  ---  ------------------   -----------------------
                                                       Heartland
                                                       Advisors, Inc. since
                                                       May, 1999; Vice
                                                       President -
                                                       Sales/Marketing, CIMCO,
                                                       Inc./CUNA Mutual, 1997
                                                       to 1999; Vice President
                                                       - Third Party Sales, T.
                                                       Rowe Price Associates,
                                                       1996 to 1997; Investment
                                                       Officer, CIMCO,
                                                       Inc./CUNA Mutual, 1993
                                                       to 1996.

Nicole J. Best                    Treasurer            Employed by Heartland
                                                       Advisors, Inc. since
                                                       March 1998; employed by
                                                       Arthur Andersen LLP
                                                       1995-1998; student prior
                                                       to 1995.


------------------
* Directors who are "interested persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Directors who are not "interested persons" of Heartland Advisors for their services during the fiscal year ended December 31, 1999:

                                                                     Total
                                                                  Compensation
                                   Aggregate         Pension or  from Heartland
                               Compensation from     Retirement   Fund Complex
Director                      Each Heartland Fund     Benefits      (9 Funds)
---------------------------  ---------------------   ----------   --------------

Willard H. Davidson*         $2,864 (Select Value)      None             $30,816
                             $2,866 (Value Plus)
                             $10,092 (Value)
                             $2,332 (Government)
                             $2,052 (Taxable
                              Short Duration
                              Municipal)
                             $2,982 (Short
                              Duration High-Yield
                              Municipal)
                             $2,577 (High-Yield
                              Municipal Bond)
                             $2,920 (Wisconsin
                              Tax Free)
                             $2,131 (MidCap
                              Value)**

Jon D. Hammes                $2,864 (Select Value)      None             $30,816
                             $2,866 (Value Plus)
                             $10,092 (Value)
                             $2,332 (Government)
                             $2,052 (Taxable
                              Short Duration
                              Municipal)
                             $2,982 (Short
                              Duration High-Yield
                              Municipal)
                             $2,577 (High-Yield
                              Municipal Bond)
                             $2,920 (Wisconsin
                              Tax Free)
                             $2,131 (MidCap
                              Value)**

A. Gary Shilling             $2,864 (Select Value)      None             $30,816

                                                                     Total
                                                                  Compensation
                                   Aggregate         Pension or  from Heartland
                               Compensation from     Retirement   Fund Complex
Director                      Each Heartland Fund     Benefits      (9 Funds)
---------------------------  ---------------------   ----------   --------------

                             $2,866 (Value Plus)
                             $10,092 (Value)
                             $2,332 (Government)
                             $2,052 (Taxable
                              Short Duration
                              Municipal)
                             $2,982 (Short
                              Duration High-Yield
                              Municipal)
                             $2,577 (High-Yield
                              Municipal Bond)
                             $2,920 (Wisconsin
                              Tax Free)
                             $2,131 (MidCap
                              Value)**

Linda F. Stephenson          $2,864 (Select Value)      None             $30,816
                             $2,866 (Value Plus)
                             $10,092 (Value)
                             $2,332 (Government)
                             $2,052 (Taxable
                              Short Duration
                              Municipal)
                             $2,982 (Short
                              Duration High-Yield
                              Municipal)
                             $2,577 (High-Yield
                              Municipal Bond)
                             $2,920 (Wisconsin
                              Tax Free)
                             $2,131 (MidCap
                              Value)**

Allen H. Stefl               $2,864 (Select Value)      None             $30,816
                             $2,866 (Value Plus)
                             $10,092 (Value)
                             $2,332 (Government)
                             $2,052 (Taxable
                              Short Duration
                              Municipal)
                             $2,982 (Short
                              Duration High-Yield
                              Municipal)
                             $2,577 (High-Yield
                              Municipal Bond)
                             $2,920 (Wisconsin
                              Tax Free)
                             $2,131 (Mid Cap
                              Value)**

-------------------------------------

*    Mr. Davidson retired as a director on December 1, 1999.

**   The Heartland Mid Cap Value Fund was dissolved in December 1999.

     In addition, the Directors who are not "interested persons" of Heartland Advisors each received $1,184 in 1999 from Heartland Advisors for attendance at a special meeting of Heartland in connection with changes made to the investment objectives and policies of the Large Cap Value Fund and the dissolution of another series of Heartland (the Mid Cap Value Fund). In April 2000, Heartland implemented a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund.

Code of Ethics

     Heartland and Heartland Advisors have adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics permits officers, directors and employees of Heartland and Heartland Advisors to invest in securities, including securities that may be held by the Funds, subject to certain restrictions imposed by the Code to avoid actual or potential conflicts of interest.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 3, 2000, no person controlled any of the Funds and the directors and officers of Heartland Group, Inc. as a group owned less than 1% of the outstanding shares of the Value Fund, Short Duration High-Yield Municipal Fund and Wisconsin Tax Free Fund, and owned 10.46% of the Select Value Fund, 1.62% of the Value Plus Fund, 1.78% of the High-Yield Municipal Bond Fund and 2.10% of the Taxable Short Duration Municipal Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:


Record or Beneficial Holder             Fund               No. of Shares (%)
---------------------------  ---------------------------  --------------------

Charles Schwab & Co., Inc.   Value Plus                      887,978    15.3%
ATTN: Mutual Funds           Value                         4,700,517    14.7%
101 Montgomery Street        Taxable Short Duration
San Francisco, CA             Municipal                      739,910    29.6%
 94104-4122                  Short Duration High-Yield
                              Municipal                    2,841,248    22.9%
                             High-Yield Municipal Bond     2,036,751    26.4%

Firstar Trust Company        Value Plus                      324,893     5.6%
City of Milwaukee
P.O. Box 1787
Milwaukee, WI 53201-1787

National Financial           Value Plus                      527,550     9.1%
 Services Corp.              Value                         2,297,142     7.2%
FBO The Exclusive Benefit    Taxable Short Duration
      of Our Customers        Municipal
One World Financial          Short Duration High-Yield       273,752    10.9%
 Center, 5th Floor            Municipal                    1,177,580     9.5%
200 Liberty Street           High-Yield Municipal Bond       657,096     8.5%
New York, NY  10281-1003

National Financial           Taxable Short Duration          144,444     5.8%
 Services Corp.               Municipal
FBO The Exclusive Benefit
     of Our Customers
55 Water Street, Floor 32
New York, NY 10041-3299

Merle F. Cook &              Select Value                     32,611     5.9%
Sharon L. Cook JT Ten
5666 W. Greenbrook Drive
Brown Deer, WI 53223-2331

Rulon L. Griffith Trust &    High-Yield Municipal Bond       464,811     6.0%
Danny D. Griffith Trust
U/A Dtd June 14, 94

Record or Beneficial Holder             Fund               No. of Shares (%)
---------------------------             ----               -----------------
P.O. Box 56
Mohnton, PA 19540-0056


                     INVESTMENT ADVISORY AND OTHER SERVICES

     Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds, except the Taxable Short Duration Municipal Fund, for which it provides such services pursuant to a separate Investment Management Agreement and an Administration Agreement. All of these agreements are collectively referred to as the "Management Agreements." William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his ownership of a majority of its outstanding capital stock and serves as its President and a Director. In addition to serving as investment advisor to the Funds, Heartland Advisors also serves as the distributor for the shares of the Funds. Heartland Advisors, founded in 1982, serves as the investment advisor for Heartland's eight equity and fixed income mutual funds, and also provides investment management services for individuals, institutions and retirement plans. As of December 31, 1999 Heartland Advisors had approximately $2.7 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Under the Management Agreements, each of the Select Value and Value Funds pays Heartland Advisors an annual management fee at the rate of 0.75% of the respective Fund's average daily net assets; the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets; the Taxable Short Duration Municipal Fund pays Heartland Advisors an annual fee for its investment management services at the rate of 0.45% of the average of the Fund's average daily net assets and an annual fee for its administrative services at the rate of 0.15% of the Fund's average daily net assets; the Short Duration High-Yield Municipal Fund pays Heartland Advisors an annual management fee at the rate of 0.40% of the Fund's average daily net assets; the High-Yield Municipal Bond Fund pays Heartland Advisors an annual management fee at the rate of 0.60% of the Fund's average daily net assets; and the Wisconsin Tax Free Fund pays Heartland Advisors an annual management fee at the rate of 0.65% of the Fund's average daily net assets. The fees are paid in monthly installments. Heartland Advisors has agreed to certain fee waivers and expense reimbursements as discussed in the Funds' Prospectuses.

     The following table sets forth the management fees actually paid by each Fund to Heartland Advisors and the amount of management fees waived by Heartland Advisors for the last three fiscal years or, if shorter, since commencement of the Fund's operations:


                                               1997         1998         1999
                                               ----         ----         ----

Select Value Fund (10/11/96):
     Fees actually paid                     $26,585      $0           $44,253
     Fees waived                            $13,774      $63,119      $12,773

Value Plus Fund:
     Fees actually paid                     $1,292,331   $2,030,188   $940,772
     Fees waived                            $0           $0           $0

Value Fund:
     Fees actually paid                     $14,673,206  $14,781,523  $9,210,325
     Fees waived                            $0           $0           $0

Taxable Short Duration Municipal Fund
 (12/28/98):
     Fees actually paid                     N/A          $30          $48,505
     Fees waived                            N/A          $0           $0

Short Duration High-Yield Municipal Fund
     Fees actually paid
     Fees waived                            $0           $443,079     $609,797
                                            $214,608     $144,279     $0
High-Yield Municipal Bond Fund
     Fees actually paid                     $0           $255,237     $557,904
     Fees waived                            $82,569      $77,559      $0

Wisconsin Tax-Free Fund:
     Fees actually paid                     $819,186     $889,967     $939,834
     Fees waived                            $0           $0           $0


     Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by

Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

     The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

     The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

     Bookkeeping and Accounting Agreement

     Heartland Advisors receives a fee for performing certain bookkeeping and accounting services for the Funds pursuant to a separate agreement with Heartland. For services provided to each Fund, Heartland Advisors receives a monthly fee at an annual rate of $12,500 plus: in the case of the Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund, 0.0085 of 1% of each such Fund's average daily net assets over $50 million; in the case of the Select Value Fund and Value Fund, 0.0075 of 1% of each such Fund's average daily net assets over $50 million; and in the case of the Value Plus Fund, 0.008 of 1% of such Fund's average daily net assets over $50 million. On or about July 1, 2000, these services will be performed by Bisys Fund Services Ohio, Inc. (BISYS) for an annual fee based on total assets of all Heartland Funds prorated among the Funds in an amount equal to 0.035 of 1% on the first $2 billion in average daily net assets; 0.025 of 1% on the next $2 billion in average daily net assets and 0.015 of 1% of average daily net assets in excess of $3 billion.

     Custodian and Transfer and Dividend Disbursing Agent

     Firstar Bank, N.A. acts as custodian for the Funds (the "Custodian"). The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S. Firstar Mutual Fund Services, LLC acts as transfer and dividend disbursing agent for the Funds. The address for Firstar Bank, N.A. is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and the address for Firstar Mutual Fund Services, LLC is P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

     Independent Public Accountants

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent public accountants for the Funds. In this capacity, the accountants audit the annual financial statements of the Funds and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional auditing, tax and accounting services when engaged by Heartland to do so.


                            DISTRIBUTION OF SHARES

     Heartland Advisors acts as principal underwriter and distributor of the shares of the Funds. Heartland Advisors has agreed to use its "best efforts" to distribute the Funds' shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for each Fund will continue in effect from year to year as long as it is approved at least annually by the vote of a majority of the members of Heartland's Board who are not interested persons of Heartland Advisors or the Fund and by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated upon 60 days' written notice by either party and will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by a Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

     Rule 12b-1 Plan

     Each Fund (other than the Wisconsin Tax Free Fund) has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay Heartland Advisors, as distributor, a monthly fee of up to 0.25% of its average daily net assets computed on an annual basis. Heartland Advisors has agreed to certain voluntary fee waivers and expense reimbursements as discussed in the Funds' respective Prospectuses.

     The fee represents compensation for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer or other person who renders assistance in distributing or promoting the sale of Fund shares, who has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry- over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund.

     Under the Rule 12b-1 Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by Heartland Advisors under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

     The Rule 12b-1 Plan will remain in effect until April 30, 2001 and will continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of Heartland, cast in person at a meeting called for such purpose.

     The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund and shall terminate automatically in the event of any act that terminates the Distribution Agreement with Heartland Advisors relating to that Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     During the fiscal year ended December 31, 1999, the Funds paid the following amounts under the Rule 12b-1 Plan: $14,751 for the Select Value Fund; $335,990 for the Value Plus Fund; $3,070,108 for the Value Fund; $26,947 for the Taxable Short Duration Municipal Fund; $381,123 for the Short Duration High-Yield Municipal Fund; and $232,460 for the High-Yield Municipal Bond Fund. During the fiscal year ended December 31, 1999, Heartland Advisors waived a portion of its fees for the Select Value Fund. Had no fee waivers been in effect, the Fund would have paid $19,009 pursuant to the Rule 12b-1 Plan.

     The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 1999 were as follows:

                                        Printing/Mailing
                                        of Prospectuses
                          Advertising/  (Other than to                                        Sales
                             Sales          Current         Underwriter    Broker-Dealer    Personnel
                          Literature      Investors)       Compensation   Compensation *   Compensation
                          ----------      ----------       ------------   --------------   ------------
Select Value Fund           $  2,367        $  9,776           - - -       $    2,608         - - -
Value Plus Fund               18,919         125,606           - - -          179,068       $11,497
Value Fund                   118,148         634,562           - - -        2,290,081        27,317

                                        Printing/Mailing
                                        of Prospectuses
                          Advertising/  (Other than to                                        Sales
                                Sales       Current         Underwriter    Broker-Dealer    Personnel
                           Literature     Investors)       Compensation   Compensation *   Compensation
                           ----------     ----------       ------------   --------------   ------------
Taxable Short Duration          5,129         17,281           - - -            4,537         - - -
 Municipal Fund

Short Duration High-           18,995        102,193           - - -          259,935         - - -
 Yield Municipal Fund

High-Yield Municipal           69,733         60,350           - - -          102,377         - - -
 Bond Fund

* Includes compensation to Heartland Advisors, other broker-dealers and financial institutions.


                             PORTFOLIO TRANSACTIONS

     As provided in the Management Agreements, Heartland Advisors is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Funds, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.

     Allocation of portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to the Funds' shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, Heartland Advisors often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, Heartland Advisors does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. Heartland Advisors does not agree with any broker to direct such specific or minimum amounts of commissions; however, Heartland Advisors does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and Heartland Advisors endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services Heartland Advisors feels are useful.

     In a few instances, Heartland Advisors receives from brokers products or services which are used by the Adviser both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. In such instances, Heartland Advisors makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by Heartland Advisors in cash.

     Heartland does not believe the Funds pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients (including the Funds), and such research products or services may not necessarily be used by Heartland Advisors in connection with client accounts (including the Funds) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the Nasdaq Stock Market during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard.
Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Funds in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for the Funds under, and subject to, the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

                                                 Year ended December 31,
                                               1999        1998        1997
                                               ----        ----        ----
Select Value Fund                           $   56,430  $   20,765  $   16,006
Value Plus Fund                                992,403   1,021,269     830,002
Value Fund                                   4,232,124   3,453,660   3,925,925
Taxable Short Duration Municipal Fund            1,571          13         N/A
Short Duration High-Yield Municipal Fund        23,499      28,206      13,133
High-Yield Municipal Bond Fund                  10,263      12,847       6,730
Wisconsin Tax Free Fund                         10,005      12,475      34,385

     Of the aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years, the following amounts were paid to Heartland Advisors as broker:

                                             Year ended December 31,
                                             1999     1998      1997
                                             ----     ----      ----
Select Value Fund                           $     0  $     0  $      0
Value Plus Fund                               4,500   25,357    12,093
Value Fund                                   45,066   99,091   159,609
Taxable Short Duration Municipal Fund             0        0       N/A
Short Duration High-Yield Municipal Fund          0        0         0
High-Yield Municipal Bond Fund                    0        0         0
Wisconsin Tax Free Fund                           0        0         0


     For the fiscal year ended 1999, the following table presents additional information regarding brokerage commissions paid to Heartland Advisors:

                                                % of Aggregate Dollar Amount
                                                 of Transactions Involving
                    % of Aggregate Brokerage       Payment of Commissions
                          Commissions                 Effected through
                   Paid to Heartland Advisors        Heartland Advisors
                   --------------------------        ------------------
Value Plus Fund              0.5%                           0.8%
Value Fund                   3.4%                           4.9%

     The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 1999:

                                   Amount of Commissions
                                       Paid to Brokers           Total Dollar
                                       or Dealers Who           Amount Involved
                                     Supplied Research              in Such
                                        Services to               Transactions
Fund                                Heartland Advisors              (000's)
----                                ------------------              -------

Select Value Fund                      $   41,071                   $ 13,763

Value Plus Fund                           708,525                    153,255

Value Fund                              2,269,115                    395,042

Taxable Short Duration Municipal                0                          0
 Fund

Short Duration High-Yield                       0                          0
 Municipal Fund

High-Yield Municipal Bond Fund                  0                          0

Wisconsin Tax Free Fund                         0                          0

     Under the 1940 Act, American Physicians Services Group, Inc. may be deemed an affiliated broker-dealer of Heartland Advisors since Heartland Advisors holds or controls more than 5% of its outstanding voting shares. During the Funds' three most recent fiscal years, the Funds placed no portfolio transactions with and paid no broker commissions to American Physicians Services Group, Inc.

     During 1999, the Value Fund owned securities of Dain Rauscher Corporation, one of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940
Act). At December 31, 1999 the Fund no longer held these securities.

     Trade Allocation Policy

     Heartland Advisors will seek to treat each client (including the Funds) fairly and equitably, consistent with its obligations under Section 206 of the Investment Advisers Act of 1940, and where applicable, Sections 17(d) and 17(j) of the 1940 Act. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading values of a security make such allocation practicable. However, because many of the securities owned by clients of Heartland Advisors have a limited trading market, it may not be possible to always allocate trades pro rata among all accounts (including the Funds) with similar investment objectives and comparable investment positions, especially in small and micro cap securities and certain fixed income investments.

     The principal factors that Heartland Advisors will consider in making allocations among client accounts (including the Funds) are the characteristics and needs of the clients, including: (a) their respective investment objectives,
(b) current securities positions, (c) cash availability for investment or cash needs, and (d) similar factors. Initial public offerings ("IPOs") will be allocated on a random basis to all participating accounts in a manner Heartland Advisors believes will lead to a fair and equitable distribution of IPOs over time. In general, an account will participate in an IPO allocation only if the portfolio manager for the account believes the IPO is an appropriate investment for the account.

                              DESCRIPTION OF SHARES

     Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, eight series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

     Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.


                              PURCHASES AND SALES

     Determination of Net Asset Value

     Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

     Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

     Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

     Foreign Investments. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

     On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

     Redemption-in-Kind

     Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.


                            PERFORMANCE INFORMATION

     General

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of a Fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods a Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)/n/=ERV

      Where:

          P =  a hypothetical initial payment of $1,000;

          T =  average annual total return;

          n =  number of years; and

          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     In some circumstances a Fund may advertise its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total returns for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 1999 are as follows:



                                                               10 Years, or,
                                                               if Less, From
                                                                Commencement
            Fund                            1 Year   5 Years   of Operations
            ----                            ------   -------   -------------

Select Value Fund (10/11/96)                 1.95%      N/A         9.48%

Value Plus Fund (10/26/93)                   1.67%    14.54%       11.62%

Value Fund                                  25.01%    16.45%       16.39%

Taxable Short Duration Municipal Fund        5.51%      N/A         6.69%

Short Duration High-Yield Municipal Fund     1.42%      N/A         4.15%
 (1/2/97)

High-Yield Municipal Bond Fund (1/2/97)     -2.45%      N/A         5.14%

Wisconsin Tax Free Fund (4/3/92)            -3.27%     6.14%        5.12%


     A Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                            Yield=2[(-----+1)/6/-1]
                                       cd

     Where:

          a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

     Although they may do so in the future, the Select Value and Value Funds typically have not advertised their yields. The yields (including, where applicable, taxable equivalent yields) for the remaining Funds for the 30 days ended December 31, 1999, were as follows:

                                   30-Day Yield ended
             Fund                   December 31, 1999   Taxable Equivalent Yield
             ----                   -----------------   ------------------------
Value Plus Fund                            2.49%                   N/A
Taxable Short Duration Municipal          10.13%                   N/A
 Fund
Short Duration High-Yield                  6.77%               11.21%/(1)/
 Municipal Fund
High-Yield Municipal Bond Fund             7.66%               12.68%/(1)/
Wisconsin Tax Free Fund                    5.61%               10.30%/(2)/

__________________

(1)  Based on a federal tax rate of 39.6%.

(2) Based on a combined Wisconsin tax rate of 6.77% and a federal tax rate of 39.60%, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.54%.

     Comparisons

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     A Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Barron's                                     Los Angeles Times
Bloomberg Personal Finance                   The Milwaukee Business Journal
Business Week                                Milwaukee Journal Sentinel
Changing Times                               Milwaukee Magazine
Chicago                                      Money
Chicago Tribune                              The Mutual Fund Letter
Chicago Sun-Times                            Mutual Fund Values (Morningstar)
Crain's Chicago Business                     Newsweek
Consumer Reports                             The New York Times
Consumer Digest                              Pensions and Investments
Financial Planning                           Personal Investor
FA Advisor                                   Smart Money
Forbes                                       Time
Fortune                                      USA Today
Institutional Investor                       U.S. News and World Report
Investment News                              The Wall Street Journal
Investor's Daily                             Worth
Kiplinger's Personal Finance


     When a newspaper, magazine or other publication mentions the Adviser or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sale, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of a portfolio manager or the Adviser.

     Various newspapers and publications including those listed above may also made mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including the information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Funds may be compared to market indexes or averages, including, but not limited to the indices referred to in the Funds' prospectuses. The Funds' performance may also be compared to mutual fund industry indexes or averages, including, but not limited to those published by Lipper Inc., Morningstar, Inc. and Value Line.

     Lipper and Morningstar, Inc. ("Morningstar") classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by Lipper or another independent service, and may cite its ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity stocks, growth stocks (small-capitalization, large-capitalization or both) and value stocks (small-capitalization, large-capitalization or both).


                                  FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, independent public accountants, contained in the Annual Reports to Shareholders of the Funds as of December 31, 1999 and for the fiscal year or period then ended are hereby incorporated by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by writing to Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856 or (414) 289-7000, or by visiting the Heartland website at www.heartlandfunds.com.

                            [logo] Heartland Funds
                            ----------------------
                           AMERICA'S VALUE INVESTOR(R)


                                GOVERNMENT FUND


                                 JUNE 9, 2000

PROSPECTUS/MAY 1, 2000 (AS SUPPLEMENTED ON JUNE 9, 2000)

Heartland Government Fund

This Prospectus contains information you should know about Heartland Government Fund (the "Fund"), a mutual fund portfolio of Heartland Group, Inc., before you invest. The Fund is a no-load fund. Investors pay no sales fees to purchase their shares.

The Fund seeks to provide investors with a high level of current income, liquidity and safety of principal. It invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other U.S. Government sponsored entities, and repurchase agreements for such securities. This fund is a no-load fund. Investors pay no sales fees to purchase their shares.

The Securities and Exchange Commission has not approved the shares of the Fund or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

NOTE: On June 8, 2000, the Heartland Board of Directors adopted a Plan of Liquidation (the "Plan") for the Fund. In approving the Plan, the Board considered a number of factors, including the difficulty experienced by the Fund in realizing economies of scale because of its size and the intense competitive environment in which the Fund operates. A special meeting of the Fund's shareholders has been scheduled for August 8, 2000. Subject to shareholder approval, the Fund's assets will be promptly liquidated and the proceeds remaining will be distributed to shareholders after known Liabilities are satisfied. Details of the transaction and other information about the Plan will be set forth in a proxy statement to be mailed to Fund shareholders in early July 2000.

Fund purchases will continue to be accepted through July 31, 2000, and thereafter at the discretion of the officers of the Fund. Redemptions will continue to be accepted through the date of liquidation. Because the officers of the Fund believe the level of redemption activity will be higher than normal through the liquidation date, the Fund plans to hold a significant percentage of its assets in cash and cash equivalents during this period, which is expected to reduce the Fund's investment return.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE....................   3
     Investment Goal.......................................................   3
     Principal Investment Strategies.......................................   3
     Principal Investment Risks............................................   4
     Who Should Consider Investing?........................................   4
     Past Performance......................................................   5
     Fees and Expenses of the Fund.........................................   6
     Investment Returns....................................................   7

MANAGEMENT OF THE FUND.....................................................   8
     Heartland Group.......................................................   8
     Heartland Advisors....................................................   8

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS.......................  10
     Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM)..  10
     Temporary Positions...................................................  11
     Other Investment Strategies and Investment Risks......................  11

HOW TO INVEST..............................................................  14

ACCOUNT POLICIES...........................................................  22
     Redeeming Shares......................................................  23
     Exchanging Shares.....................................................  24
     Share Price...........................................................  26

SHAREHOLDER INFORMATION AND REPORTING......................................  26
     Heartland Value Source(TM)............................................  26
     Investment Reports and Prospectuses...................................  26
     Dividends and Capital Gain Distributions..............................  27
     Taxes.................................................................  27
     Financial Highlights..................................................  28

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT GOAL

The Government Fund seeks to provide investors with a high level of current income, liquidity and safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other U.S. Government sponsored entities, and repurchase agreements for such securities ("Government securities"). These securities include U.S. Treasury and agency securities, and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There are no restrictions on the types of Government securities in which the Fund may invest, and they will differ primarily in terms of interest rates, length of maturities, the nature of the governmental obligation and issuance dates.

The balance of the Fund's assets may be invested in other securities such as asset-backed and mortgage-backed securities issued by non-governmental entities; other debt securities; and convertible securities and preferred stocks. Any investments in debt securities will, at the time of purchase, be rated investment grade or, if unrated, be of comparable quality in the opinion of Heartland Advisors.

Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM). The Fund's investments are selected using Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM), a set of strict value criteria:

 . Economic trends             . Financial soundness
 . Federal Reserve policy      . Market sponsorship
 . "Real" interest rates       . Positive technical analysis
 . Attractive risk premiums    . Innovative asset classes
 . Sector outlook              . Catalyst for recognition

Heartland Advisors typically sells securities in the Fund's portfolio when it considers them to be overvalued relative to other investments using the above criteria. It also may sell securities to raise cash in response to business operating needs or, consistent with the Fund's investment objective, to reposition the Fund's portfolio to maintain relative industry or market sector weightings or because of market or economic factors.

Duration Management. Although there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of three to six years. Heartland Advisors believes that maintaining a portfolio duration within this range allows the Fund to seek both high current income and preservation of capital. Duration measures the rate of sensitivity of a bond or a mutual fund that invests in bonds to a 1% rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

PRINCIPAL INVESTMENT RISKS

The principal risk of investing in the Government Fund is that its share price and investment return will fluctuate, and you could lose money. The principal risks associated with the fixed-income securities in which the Fund invests are: interest rate movements; maturity; inflation; principal prepayment; and the portfolio managers' skill in managing the Fund's portfolio duration. U.S. Treasury obligations held by the Fund are backed by the "full faith and credit" of the United States. In the case of U.S. Government agency obligations, some are backed by the full faith and credit of the United States, while others are backed only by the right of the issuer to borrow from the U.S. Government and the credit of the issuing agency. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest.

Rising interest rates generally will decrease the value of debt securities held by the Fund. In addition, debt securities with longer maturities held by the Fund are more greatly affected by changes in interest rates than securities with shorter maturities. Prepayment of high interest rate mortgage-backed and asset-backed securities during times of declining interest rates will tend to lower the Fund's return and may even result in losses to the Fund if those securities were acquired at a premium. During periods of rising interest rates, prepayments of mortgage-backed and asset-backed securities may decline, resulting in the security becoming less liquid and extending the Fund's duration. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other governmental agency. No single Fund is designed to be a complete investment program. Each Fund's share price will fluctuate.

The Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

WHO SHOULD CONSIDER INVESTING?

The Fund is designed for investors seeking a higher yield than a money market fund or an insured bank certificate of deposit with less fluctuation in net asset value than a longer-term bond fund. Unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and shares in the Fund are not insured like a bank deposit account.

PAST PERFORMANCE

The tables below show historical performance of the Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the yield for the Fund and the index for the 30 days ended December 31, 1999. Past performance cannot predict or guarantee future results.

TABLE I
Government Fund - Year-by-Year Total Returns

[BAR CHART APPEARS HERE]
                                                --------------------
1990.......9.98%                                Best Quarter:
1991......16.97%                                --------------------
1992......10.08%
1993......17.82%                                --------------------
1994......-9.64%                                Q3 '91      7.10%
1995......19.00%
1996.......2.00%                                Worst Quarter:
1997.......9.69%
1998.......8.15%                                Q1 '94     -4.81%
1999......-3.90%                                --------------------


TABLE II
Government Fund - Average Annual Total Return (through 12/31/99)

                                         One      Five    Ten    Since inception
                                         Year     Year    Year       (4/9/87)
                                         ----     ----    ----       --------

Government Fund                          -3.90%   6.71%   7.63%        7.52%

Lehman Intermediate Treasury Index/(1)/   0.41%   6.92%   7.09%        7.29%


________________________

(1) The Lehman Intermediate Treasury Index is an unmanaged index of all Treasury securities issued by the U.S. Government with maturities of greater than one year but less than 10 years and at least $100 million in outstanding issuance.

TABLE III
Yield for the 30 Days Ended 12/31/99 (annualized)

Government Fund                     6.33%

Lehman Intermediate Treasury Index  6.34%

For current yield information, please call 1.800.432.7856.


FEES AND EXPENSES OF THE FUND

This summary describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment).

  Maximum sales charge (load) imposed on purchases           None

  Maximum deferred sales charge (load)                       None

  Maximum sales charge (load) imposed on reinvested          None
  dividends/distributions

  Redemption fee/(1)/                                        None

___________________________

(1) You will be charged a $12.00 service fee if you request that your redemption proceeds be wired to your bank account.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets).


 Management fees                                               0.65%

 Distribution (12b-1) fees                                     0.25%

 Other expenses                                                0.35%
                                                               ----

 Total annual Fund operating expenses                          1.25%/(1)/

____________________________________

(1) For the fiscal year ended December 31, 1999, total annual fund operating expenses net of fees waived and/or expenses reimbursed by Heartland Advisors were 0.80% of average daily net assets.

Example. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) each Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)


                    One Year          $  127

                    Three Years          397

                    Five Years           686

                    Ten Years          1,511



INVESTMENT RETURNS

Portfolio Performance vs. Index Performance. The information about the Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and the Fund overall. Fee waivers may have been in effect for the Fund during the periods in which performance information is presented. Without fee waivers, the Fund's returns and yields would have been lower.

Definitions. Total return measures the change in the share price of the Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced the Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. Yield is annualized net income of a Fund during a 30-day period as a percentage of the Fund's share price.

MANAGEMENT OF THE FUND

HEARTLAND GROUP

The Fund is a mutual fund portfolio series of Heartland Group, Inc.("Heartland"). The shares of the Fund offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Fund's investments, performance and expenses. It elects the officers of Heartland and hires the Fund's service providers, including the Fund's investment advisor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Fund's investment advisor.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R), is an independent firm owned by its employees. It manages the Fund's investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Fund's shares and provides various administrative services to the Fund. In addition to managing the Heartland family of equity and fixed-income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 789 North Water Street, Milwaukee, Wisconsin 53202.

Heartland and Heartland Advisors, Inc., Heartland's investment advisor and principal underwriter, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under the code, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Fund.

Portfolio Manager. Patrick J. Retzer, Certified Public Accountant (CPA), is portfolio manager of the Government Fund and has been a manager of that Fund since October 1988. Mr. Retzer has been associated with Heartland Advisors, Inc. in various capacities since 1988.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, the Fund pays an annual fee, accrued daily and paid monthly, computed as a percentage of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund paid advisory fees of 0.54% of average daily net assets (0.65% before fee waivers).

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. If any fees are owed to Heartland Advisors by a Fund, Heartland Advisors may pay the Fund's expenses indirectly by reducing the amount of such fees owed to it by the Fund. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

For the period from April 1, 1999 through April 30, 2000, Heartland Advisors contractually undertook to waive fees paid to it by the Fund and/or pay other ordinary expenses (excluding brokerage commissions, interest and taxes) of the Fund in excess of 0.80% of average daily net assets. If the Fund's operating expenses fall below the contractual expense limitation during the three years subsequent to the fiscal year in which the contractual waiver/reimbursement was made, the Fund will repay Heartland Advisors for fees previously waived or expenses previously reimbursed up to that limitation. No repayment will be made after the three-year period ends.

Rule 12b-1 Fees. The Fund has adopted a plan under Rule 12b-1 whereby the Fund pays Heartland Advisors a fee of up to 0.25% of the Fund's average daily net assets computed on an annual basis and paid monthly for distributing its shares and providing certain shareholder services. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

HEARTLAND ADVISORS' FIXED INCOME TEN-POINT VALUE INVESTMENT GRID(TM)

Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting fixed-income securities for the Fund.

- Economic Trends. Identifying the trend in economic growth is a main determinant to formulating our investment strategy. Heartland Advisors combines the perspectives of trusted outside economists with our own independent analysis to develop a short- and long-term outlook.

- Federal Reserve Policy. The potential for the Federal Reserve to shift monetary policy has significant implications for market interest rates, the yield curve and sector weightings.

- "Real" Interest Rates. Over long periods of time the relationship between inflation and nominal or total yields tends to reflect the relative value in fixed-income investments. High "real" rates (i.e., the rate earned by a bond in excess of inflation) cushion investors against adverse moves in inflation.

- Attractive Risk Premiums. The relative attractiveness of fixed-income investments is gauged by the "risk premium," or additional yield to U.S. Treasury securities. Heartland Advisors studies historical relationships in an attempt to discover pricing anomalies and profit from their reversion to the mean.

- Sector Outlook. Each of the fixed-income sectors (such as U.S. Treasury or agency securities, mortgage-backed securities, zero coupon bonds, asset-backed securities and corporate debt securities) offers different risk/return attributes at different points of the economic and interest rate cycle. Heartland Advisors typically favors corporate bonds during periods of stronger economic growth, while Treasuries are favored in times of slowing growth and uncertainty.

- Financial Soundness. Heartland Advisors employs primary research to assess an issuer's financial soundness, which is essential to evaluating the quality and value of debt instruments.

- Market Sponsorship or Acceptance. Strong fundamental and technical support must be accompanied by general market sponsorship or acceptance for an investment to achieve full value.

- Positive Technical Analysis. Technical analysis is employed to identify turning points and confirm trends derived from fundamental analysis. Technical analysis can be used as a tool to reveal market sentiment.

- Innovative Asset Classes. The capital markets are constantly evolving with innovative securities and investment strategies. Discerning investors who capitalize on the pricing inefficiencies that typically surround new developments, such as commercial mortgage-backed securities and taxable municipal bonds, may capture significant additional returns.

- Catalyst for Recognition. Heartland Advisors not only looks for undervalued securities, but tries to anticipate events which will close the gap between an investment's current price and its intrinsic value. For example, investing in securities disfavored by investors fleeing the market for short-term, technical reasons may create opportunities for "value" investors.

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, the Fund may take a temporary defensive position and invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, the Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information.

Borrowing. The Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund also may borrow solely from banks to facilitate the management of its investment portfolio to make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Currently, the Fund intends to borrow only from banks, for periods of no longer than 60 days, in amounts not to exceed 20% of total assets and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (b) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund provision or put feature of the instrument. The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates.

When-Issued and Delayed-Delivery Securities; Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Fund purchases securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Futures and Options. The Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. The Fund may also engage in such transactions to protect against exposure to interest rate changes or changes in currency exchange rates. Finally, the Fund may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities' prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of the Fund's total return. The Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. The Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by United States authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

The Fund's use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging instrument will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they also can reduce or eliminate portfolio gains.

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by the Fund. The Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by Heartland's Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to the Fund's limitation on illiquid securities. Municipal lease obligations, which may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by Heartland's Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Other Investments and Investment Techniques. The Fund may utilize other investments and investment techniques from time to time that may impact Fund performance, including options, futures and other strategic transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

HOW TO INVEST

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INSTRUCTIONS FOR REGULAR ACCOUNTS
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OPEN AN ACCOUNT                                               ADD TO AN ACCOUNT                     SELL SHARES
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[PICTURE APPEARS HERE] By Telephone
-----------------------------------------------------------------------------------------------------------------------------------
Wire Call 800.443.2862 to obtain an account number and        Telephone Purchase by Electronic      Check Call us to request
provide your Social Security or tax ID number.  Have your     Funds Transfer Available for          your redemption. A check
bank send your investment to Firstar Bank, N.A. with these    additional investments of $100 to     will be mailed to the
instructions:                                                 $25,000.  Your account will be        address on the account.
                                                              charged a service fee (currently      Express mail delivery is
 .    ABA #0750-00022                                          $20.00) if an electronic funds        available on request for an
 .    A/C #112-952-137                                         transfer cannot be processed due to   additional charge (currently
 .    CREDIT TO: Heartland (name of fund)                      insufficient funds or a stop          $12.00).
 .    your Heartland account number                            transfer. Contact us for a Bank
 .    name(s) of investor(s)                                   Options Form.                         Wire or Electronic Funds
                                                                                                    Transfer These services must be
                                                              Wire Have your bank send your         pre-authorized in writing. To
                                                              investment to Firstar Bank, N.A.      add these services, call us to
                                                              with these instructions:              request an account maintenance
                                                                                                    form.  Once the Fund has your
                                                              .    ABA #0750-00022                  bank account information on
                                                              .    A/C #112-952-137                 file, call us to request your
                                                              .    CREDIT TO: Heartland (name of    redemption.  Proceeds will be
                                                                   fund)                            wired or transferred
                                                              .    your Heartland account number    electronically to your bank.
                                                              .    name(s) of investor(s)           For wires, your account will be
                                                                                                    charged a service fee
                                                                                                    (currently $12.00).

                                                                                                    Telephone and Wire Redemptions
                                                                                                    are subject to a $1,000 minimum.
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[PICTURE APPEARS HERE] In Writing
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Mail a completed application form and a check.              Fill out the Additional Investment    Write a letter of instruction
                                                            Form attached to your statement and   that includes:
                                                            send with a check.  Write your
                                                            Heartland account number on your      .    the names and signatures of
                                                            check.                                     all account holders
                                                                                                  .    your Heartland account number
                                                            Mail the form and the check.          .    the amount in dollars or
                                                                                                       shares you want to sell
                                                                                                  .    how and where to send the
                                                                                                       proceeds

                                                                                                  We will mail the proceeds to the
                                                                                                  address on the account unless
                                                                                                  otherwise requested.  A signature
                                                                                                  guarantee may be required.

                                                                                                  Mail the letter of instruction.

                                                                                                  NOTE: See pages 18-19 for special
                                                                                                  information on redemptions from
                                                                                                  IRA accounts.
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[PICTURE APPEARS HERE] Automatically
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Complete the application form, including Automatic         All Services Call us to request a      Systematic Withdrawal Plan Call us
Investment Plan section, and return it with your           form to add the Automatic              to request an account maintenance
investment (minimum of $50 per transaction).               Investment Plan (minimum of $50 per    form to add the plan. Complete the
                                                           transaction) to your account.          form, specifying the amount and
                                                           Complete and return the form along     frequency of withdrawals you would
                                                           with any other required materials.     like.
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[PICTURE APPEARS HERE] Via the Internet
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Computer Visit the Heartland web site
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 www.heartlandfunds.com and follow the instructions to
 download an account application.
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HOW MAY WE HELP YOU?

1.800.432.7856
www.heartlandfunds.com

Make a check payable to: Heartland Funds

ADDRESSES

Mailing Address
---------------

Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
------------------

Firstar Mutual Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

CONCEPTS TO UNDERSTAND

Wire Transfer: the fastest way to transfer money from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer. Mail the letter of Instruction.

Electronic Funds Transfer: transferring money to your bank account electronically may take up to eight business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

HOW TO INVEST

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INSTRUCTIONS FOR IRA ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                               ADD TO AN ACCOUNT                     SELL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] By Telephone
-----------------------------------------------------------------------------------------------------------------------------------
Wire After completing and returning an IRA application        Telephone Purchase by Electronic      IRA redemptions must be
form, call 800.443.2862 to obtain an account number and       Funds Transfer  Available for         requested in writing.
provide your Social Security or tax ID number.  Have your     additional investments of $100 to
bank send your investment to Firstar Bank, N.A. with these    $25,000.  Your account will be
instructions:                                                 charged a service fee (currently
                                                              $20.00) if an electronic funds
 .    ABA #0750-00022                                          transfer cannot be processed due to
 .    A/C #112-952-137                                         insufficient funds or a stop
 .    CREDIT TO: Heartland (name of fund)                      transfer.  Contact us for a Bank
 .    your Heartland account number                            Options Form.
 .    name of investor
                                                              Wire Have your bank send your
                                                              investment to Firstar Bank, N.A.
                                                              with these instructions:

                                                              .    ABA #0750-00022
                                                              .    A/C #112-952-137
                                                              .    CREDIT TO: Heartland
                                                                   (name of fund)
                                                              .    your Heartland account number
                                                              .    name(s) of investor(s)
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[PICTURE APPEARS HERE] In Writing
-----------------------------------------------------------------------------------------------------------------------------------
Complete and return an IRA application form, and a check or   Fill out the Additional Investment    Write a letter of instruction
IRA transfer form.  For direct rollovers of assets from       Form attached to your statement and   that includes:
employer sponsored qualified plans, mail a                    send with a check.  Write
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-----------------------------------------------------------------------------------------------------------------------------------
completed IRA application.                                    your Heartland account number         .    the name and signature of
                                                              on your check.                             account holder
                                                                                                    .    your Heartland account
                                                              Mail the form and the check.               number
                                                                                                    .    the fund name
                                                                                                    .    the amount in dollars or
                                                                                                         shares you want to sell
                                                                                                    .    how and where to send the
                                                                                                         proceeds
                                                                                                    .    whether the distribution is
                                                                                                         qualified
                                                                                                    .    whether taxes should be
                                                                                                         withheld (we will
                                                                                                         withhold 10% if you do not
                                                                                                         give us instructions)

                                                                                                    We will mail the proceeds to the
                                                                                                    address on the account, unless
                                                                                                    otherwise requested. A signature
                                                                                                    guarantee may be required.
                                                                                                    Express mail delivery is
                                                                                                    available upon request for an
                                                                                                    additional charge (currently
                                                                                                    $12.00)

                                                                                                    Mail the letter of instruction.
-----------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] Automatically
-----------------------------------------------------------------------------------------------------------------------------------
Complete the IRA application form, and the Automatic          All Services Call us to request a     Systematic Withdrawal Plan
Investment Plan application, and return them with your        form to add the Automatic             Call us to request an account
investment (minimum of $50 per transaction).                  Investment Plan (minimum of $50 per   maintenance form to add the
                                                              transaction) to your account.         plan.  Complete the form,
                                                              Complete and return the form along    specifying the amount and
                                                              with any other required               frequency of withdrawals you
                                                                                                    would like.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              materials.
-----------------------------------------------------------------------------------------------------------------------------------
[PICTURE APPEARS HERE] Via the Internet
-----------------------------------------------------------------------------------------------------------------------------------
Computer Visit the Heartland web site
www.heartlandfunds.com and follow the instructions to
download an IRA account application.
-----------------------------------------------------------------------------------------------------------------------------------

HOW MAY WE HELP YOU?

1.800.432.7856
www.heartlandfunds.com

Make checks payable to: Heartland Funds

ADDRESSES

Mailing Address
---------------
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
------------------
Firstar Mutual Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

CONCEPTS TO UNDERSTAND

Wire Transfer: the fastest way to transfer the amount and frequency of withdrawals you would like from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer.

Electronic Funds Transfer: transferring money to your bank account electronically may take up to eight business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1.800.432.7856 or 414.289.7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to Heartland Advisors.

The Fund may suspend, modify or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you, including but not limited to restricting excessive exchange activity that the officers of Heartland determine is not in the best interests of the Fund or its shareholders. The Fund also reserves the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Copies of account statements are available upon request. However, if you request a statement for a period other than for the current or prior year, the Fund's transfer agent will charge you a research fee (currently $5.00).

Time of Purchase and Form of Payment. Shares of the Fund are sold without a sales charge. Your purchase of the Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Net asset value is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern
Time). Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, the Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day, and such orders are priced at the net asset value per share on that next day. Purchase orders for the Fund are not binding until accepted by the Fund or its authorized agent. The Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from the Fund, your initial investment must be for a minimum of $1,000, except for accounts opened under prototype Individual Retirement Accounts ("IRAs") or tax-sheltered retirement plans sponsored by Heartland, and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Fund or its shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by the Fund or its authorized agent in good order as further explained below. The Fund will not accept an order with instructions for redemption on a particular date or at a particular price. The Fund uses procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Fund is not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven days after redemption. The Fund does not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the New York Stock Exchange is closed or trading is restricted, or when an emergency exists), the Fund may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Fund reserves the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Fund reserves the right to hold the proceeds until payment of the purchase price can be confirmed which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Early Redemption Fee. To defray certain transaction expenses and facilitate portfolio management, upon advance written notice to you, the Fund reserves the right to charge you an early redemption fee on the shares being redeemed or exchanged that are held for less than a specified number of days.

EXCHANGING SHARES

Unless you instruct the Fund that you do not want this service, you are automatically permitted to purchase shares of the Fund with the proceeds of redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Transfer Agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and record keeping and distribution services in the amount of 0.20% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

IRAs and Tax-sheltered Retirement Plans. Heartland sponsors an IRA plan for individual investors as well as SIMPLE IRAs and other tax-sheltered retirement plans for self-employed persons and employers. The Fund is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors.

The IRA custodian charges certain account fees that are subject to changes upon notice to you, including an annual maintenance fee of $12.50 per Fund account ($25.00 per social security number). Distributions, asset transfers, excess contribution withdrawals and Roth IRA re-characterizations are each subject to a $15.00 fee.

Signature Guarantees. To protect your account, the Fund reserves the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Fund indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Fund. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Fund.

Involuntary Redemption. If your account value in the Fund falls below $500 for three months or more, the Fund may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE

Shares of the Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the Exchange is open. Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Fund are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with which you placed your order promptly if you notice any discrepancy.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Fund uses a "fair value" methodology to value securities for which market quotations are not readily available. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.


SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Fund, including daily share prices, market updates and shareholder reports. By calling 1.800.432.7856 and requesting a personal identification number, shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Fund's portfolio manager reviews his strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. In some cases, Heartland may be required to obtain advance written consent. To receive additional copies, you may call Shareholder Services at 1.800.432.7856 or 414.289.7000, or write to Heartland Advisors at 789 North Water Street, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that the Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

The Fund will declare dividends from net investment income daily and pay them monthly. If the Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for least six months, the Fund reserves the right to reinvest the check and future distributions in shares of the Fund at their then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares of the Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

All income dividend distributions and short term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gain will be taxable as long term capital gains to shareholders. If the Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund over the period presented (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Government Fund
----------------------------------------------------------=======================================================================
                                                                               For the year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                            1999           1998           1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                      $   10.06      $   9.85       $   9.54     $   9.96     $   8.91
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                     0.57          0.57           0.58         0.59         0.60
---------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains (losses) on            (0.95)         0.21           0.31        (0.42)       (1.05)
      investments                                         ---------      --------       --------     --------     --------
---------------------------------------------------------------------------------------------------------------------------------
        Total income (loss) from investment operations        (0.38)         0.78           0.89         0.17         1.65
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                    (0.57)        (0.57)         (0.58)       (0.59)       (0.60)
                                                          ---------      --------       --------     --------     --------
---------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                 (0.57)        (0.57)         (0.58)       (0.59)       (0.60)
                                                          ---------      --------       --------     --------     --------
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    9.11      $  10.06       $   9.85     $   9.54     $   9.96
                                                          =========      ========       ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (3.90)%        8.15%          9.69%        2.00%       19.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)             $  42,760      $ 54,886       $ 48,562     $ 51,713     $ 66,261
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net expenses to average net assets/1/            0.80%         0.76%          0.87%        1.06%        1.07%
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average net             5.93%         5.73%          6.12%        6.36%        6.31%
      assets/1/
---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                    185%           90%           143%          30%          97%
---------------------------------------------------------------------------------------------------------------------------------

(1) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 would have been 1.25%,
     1.16%, 1.20%, 1.21% and 1.22%, respectively, and the ratios of net investment income to average net assets would have been 5.48%, 5.33%, 5.79%, 6.21% and 6.16%, respectively.

--------------------------------------------------------------------------
HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1.800.432.7856 or 414.289.7000
www.heartlandfunds.com
--------------------------------------------------------------------------

HEARTLAND FUNDS
789 North Water Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202
1.800.432.7856 or 414.289.7000

You may also obtain the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi- Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that significantly affected the Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2000
                     (as supplemented as of June 9, 2000)



                           HEARTLAND GOVERNMENT FUND



              789 North Water Street, Milwaukee, Wisconsin 53202
                       (414) 289-7000 or 1-800-432-7856
                            www.heartlandfunds.com


          Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of separate mutual fund series, including the Heartland Government Fund (the "Fund"). This Statement of Additional Information ("SAI") relates to the Fund and its distinct investment objective and program.

          This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Fund dated May 1, 2000 (as supplemented as of June 9, 2000). You may obtain a free copy of the Fund's Prospectus and an account application by contacting the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at the street or website address, or at either telephone number listed above.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
INTRODUCTION TO THE FUND...............................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUND.........................   3
TYPES OF SECURITIES....................................................   4
     Government Obligations............................................   4
     Debt Securities...................................................   4
     Derivative Instruments............................................   8
     Foreign Investments...............................................  15
     Illiquid Securities...............................................  16
     Indexed Securities................................................  17
     Investment Companies..............................................  17
     Loan Interests....................................................  17
     When-Issued and Delayed-Delivery Securities; Forward Commitments..  18
PORTFOLIO MANAGEMENT STRATEGIES........................................  18
     Borrowing.........................................................  18
     Duration..........................................................  19
     Foreign Currency Transaction......................................  19
     Lending Portfolio Securities......................................  20
     Repurchase Agreements.............................................  21
     Reverse Repurchase Agreements and Dollar Rolls....................  21
     Standby Commitments...............................................  21
INVESTMENT RESTRICTIONS................................................  22
PORTFOLIO TURNOVER.....................................................  24
MANAGEMENT.............................................................  24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................  27
INVESTMENT ADVISORY AND OTHER SERVICES.................................  28
DISTRIBUTION OF SHARES.................................................  30
PORTFOLIO TRANSACTIONS.................................................  31
DESCRIPTION OF SHARES..................................................  33
PURCHASES AND SALES....................................................  34
ADDITIONAL INCOME TAX CONSIDERATIONS...................................  35
PERFORMANCE INFORMATION................................................  35
FINANCIAL STATEMENTS...................................................  39

                            INTRODUCTION TO THE FUND

     The Heartland Government Fund (the "Fund") is one of eight separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund is a diversified fund and has a distinct investment objective and program from the other Heartland Group Funds. The Fund commenced operations on April 9, 1987.


                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The Fund seeks a high level of current income, liquidity and safety and principal. The Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, by its agencies or instrumentalities or by other U.S. Government sponsored entities, and repurchase agreements for such securities ("Government securities"). These securities include, without limitation, U. S. Treasury and agency securities, and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. They differ primarily in terms of interest rates, length of maturities, the nature of the governmental obligation and issuance dates.


     Mortgage-backed securities may include hybrid and structured mortgage related instruments, such as collateralized mortgage obligations ("CMOs") and stripped mortgaged-backed securities ("SMBs"). SMBs may be divided into different classes each of which might receive a different combination of the interest and principal from the underlying mortgage loans. In certain cases, a class may receive either all of the interest ("interest only" or "IO" class) or all of the principal ("principal only" or "PO" class). The Fund will limit its aggregate investments in IO and PO classes to 10% of net assets.

     The balance of the Fund's assets may be invested in other securities including, without limitation, pooled debt securities, such as asset-backed and mortgage-backed securities issued by non-governmental entities; commercial paper and other debt obligations of foreign governments, domestic and foreign corporations and other business organizations; and convertible securities and preferred stocks. Any investments in debt securities will, at the time of purchase, be rated investment grade or, if unrated, be of comparable quality in the opinion of Heartland Advisors.

     Heartland Advisors buys and sells securities for the Fund after considering economic conditions, liquidity factors and interest rate trends. It also may use sector rotation, security selection, duration management and yield-curve positioning strategies.

     Although there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of three to six years. Heartland Advisors believes that maintaining a portfolio duration within this range allows the Fund to seek both high current income and preservation of capital.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.


                              TYPES OF SECURITIES

     The following information supplements the discussion of the Fund's investments described in its Prospectus.

     Government Obligations

     The Fund will primarily invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Debt Securities

     The Fund may invest in debt securities of corporate and governmental issuers up to the full value of its assets. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions.

     In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

     Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

     Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The Fund's investment program permits it to invest in unrated securities believed by Heartland Advisors to be of comparable quality to investment grade. The Fund may not invest in non-investment grade debt securities.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of NRSROs.

     All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

     Floating and Variable Rate Securities. The Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

     Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

     Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

     Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in the Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in the Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

     Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which the Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class, although its aggregate investments in IO and PO classes will be limited to 10% of net assets. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

     The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with the Fund's objective and investment policies, consider making investments in such new types of securities.

     Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

     Derivative Instruments

     The Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, the Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

     Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

     Writing Covered Options. The Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

     The term "covered" means that the Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if the Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

     The Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. In addition, although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

     Purchasing Options. The Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. The Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). The Fund may also exercise such options or allow them to expire.

     The Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, the Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

     The Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, the Fund has the right to sell the underlying asset at any time during the option period. The Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

     Futures Contracts. The Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Fund may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. While the Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

     The Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, the Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or
(iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     The Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

     The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, the Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of the Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to the Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

     Each day that the Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by the Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When the Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. The Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, the Fund will mark to market the current value of any open futures contracts. The Fund expects to earn interest income on its margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

     Limitations on Futures and Options on Futures Transactions. The Fund will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. The Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Combined Positions. The Fund may purchase and write options in combination with other Heartland Funds series, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

     Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which the Fund likely is to be invested. To the extent that the Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, the Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to the Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for the Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Federal Tax Treatment of Options and Futures Contracts. The Fund may enter into certain options and futures contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     Hybrid Instruments. The Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

     Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

     Swap Agreements. The Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Fund intends to use these techniques for hedging purposes and not for speculation.

     Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. The Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from the Fund. The Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

     Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. The Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

     Foreign Investments

     The Fund may invest up to 20% of its assets in Non-U.S. Traded Foreign Securities. The Fund may invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Fund's investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

     A Depository Receipt may be sponsored or unsponsored. If the Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Illiquid Securities

     The Fund may invest in illiquid securities. However, the Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by the Fund.

     Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Repurchase agreements maturing in more than seven days are deemed to be illiquid.

     To the extent it invests in illiquid or restricted securities, the Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted invests may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price. In addition, if the Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and the Fund's ability to dispose of these securities.

     Investment Companies

     The Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit the Fund so that
(a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

     Loan Interests

     The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If the Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

     Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, the Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. The Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, the Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

     The Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     When-Issued and Delayed-Delivery Securities; Forward Commitments

     The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time the Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in the Fund's net asset value.

     On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                        PORTFOLIO MANAGEMENT STRATEGIES

     The following information supplements the discussion of the Fund's investment objectives and policies in their respective prospectuses.

     Borrowing

     The Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

     The Fund presently plans to limit its borrowings to borrowings only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of its total assets, and only for the following purposes: (a) to avoid liquidating securities under circumstances that Heartland Advisors believes are unfavorable to shareholders, such as to meet large, continuing or unexpected redemptions;
(b) to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (c) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund or put feature of the instrument. The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates.

     Duration

     Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond (or bond mutual fund) to a one percent (1%) rise or fall in interest rates. The Fund generally maintains a duration of three to six years.

     For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

     Futures, options, and options on futures have durations that, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have.

     Foreign Currency Transactions

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

     Lending Portfolio Securities

     The Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by the Fund will be invested in short-term debt instruments. The Fund receives amounts equal to earned income for having made the loans. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, the Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. The Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

     Repurchase Agreements

     The Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to the Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

     Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

     Reverse Repurchase Agreements and Dollar Rolls

     The Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. The Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

     The Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

     To the extent the value of the security that the Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, the Fund will take into account the creditworthiness of the counterparty.

     Standby Commitments

     To facilitate portfolio liquidity, the Fund may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which the Fund obtains standby commitments to evaluate those risks.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

     Restrictions that are designated as fundamental policies cannot be changed
without the majority approval of shareholders as defined in the 1940 Act.   Non-
fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

     Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

     Fundamental Restrictions

     As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund may not:

     1. Concentration. Invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of Municipal Obligations and of securities issued or guaranteed by national governments/1/, their agencies or instrumentalities.

     2. Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

     3. Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including

_________________

(1) For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Fund's concentration policies.

the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

     4. Loans. Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. The Fund may not lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

     5. Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     6. Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.

     7. Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

     8. Diversification. The Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. In addition, the Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     9. Pledging of Assets. The Fund may not pledge ore than 15% of its net assets to secure its permitted borrowings.

     10.  Short Sales.  The Fund may not effect short sales of securities.

     11. Affiliate Purchases. The Fund may not purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 1.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     Non-Fundamental Restrictions

     The Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

     The Fund may not:

     1. Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

     2. Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

     3. Margin Purchases. Purchase securities on margin, except that the Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

     4.   Short Sales.   Sell securities short, provided that transactions in
options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

     5. Concentration. For purposes of the Fund's fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

     6. Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

     7. Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

                              PORTFOLIO TURNOVER

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1999 and 1998, the portfolio turnover rates for the Fund were as follows: 185% in 1999 and 90% in 1998.


                                  MANAGEMENT

     Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of Heartland and hires the Fund's service providers, including the Fund's investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

                                                                   Principal Occupation
Name and Address            Age       Position with Heartland      During Past Five Years
----------------            ---       -----------------------      ----------------------
William J. Nasgovitz        54        President and Director*      President, Chief Executive
789 North Water Street                                             Officer and Director,
Milwaukee, WI  53202                                               Heartland Advisors, Inc.,
                                                                   since 1982; Director of
                                                                   Capital Investments, Inc.,
                                                                   since 1989 (small business
                                                                   investment company).

Hugh F. Denison             53        Director*                    Educator; Shareholder
789 North Water Street                                             Ombudsman, Heartland Advisors,
Milwaukee, WI  53202                                               Inc., since January 1998; Vice
                                                                   President, Director of
                                                                   Research and Director,
                                                                   Heartland Advisors, 1988 to
                                                                   1996.

Jon D. Hammes               51        Director                     President, The Hammes Company
Suite 305                                                          (a commercial real estate
18000 West Sarah Lane                                              development company) since
Brookfield, WI  53045                                              1991.

____________________

* Directors who are "interested persons" (as defined in the 1940 Act) of Heartland Advisors.

A. Gary Shilling              62      Director                     President, A. Gary Shilling &
500 Morris Avenue                                                  Company, Inc. (economic
Springfield, NJ  07081                                             consultants and investment
                                                                   advisors) since 1978.

Allan H. Stefl                55      Director                     Senior Vice President,
800 North Brand Boulevard                                          Communications, Nestle USA,
Glendale, CA  91203                                                since 1993.

Linda F. Stephenson           58      Director                     President and Chief Executive
100 East Wisconsin Avenue                                          Officer, Zigman Joseph
Milwaukee, WI  53202                                               Stephenson (a public relations
                                                                   and marketing communications
                                                                   firm) since 1989.

Jilaine Hummel Bauer          43      Vice President and           Senior Vice President and
789 North Water Street                Secretary                    General Counsel, Heartland
Milwaukee, WI 53202                                                Advisors, Inc. since January
                                                                   1998; Secretary, Heartland
                                                                   Advisors, Inc. since August
                                                                   1999; Senior Vice President,
                                                                   Stein Roe & Farnham

                                                                   Principal Occupation
Name and Address            Age       Position with Heartland      During Past Five Years
----------------            ---       -----------------------      ----------------------
                                                                   Incorporated, 1992 to 1998.

Paul T. Beste               43        Vice President and           Chief Operating Officer,
789 North Water Street                Principal Accounting         Heartland Advisors, Inc. since
Milwaukee, WI 53202                   Officer                      December 1999 and Director,
                                                                   Heartland Advisors, Inc. since
                                                                   June 8, 2000; Senior Vice
                                                                   President--Investment
                                                                   Operations, Heartland
                                                                   Advisors, Inc. September 1998
                                                                   to 1999; Investment Operations
                                                                   Officer, Heartland Advisors,
                                                                   1997 to 1998; Director of
                                                                   Taxes/Compliance, Strong
                                                                   Capital Management, Inc., 1992
                                                                   to 1997.

Kenneth J. Della            36        Vice President               Senior Vice President and
789 North Water Street                                             Treasurer, Heartland Advisors,
Milwaukee, WI 53202                                                Inc. since September 1998;
                                                                   Chief Financial Officer,
                                                                   Heartland Advisors, 1995 to
                                                                   1998; employed by Heartland
                                                                   Advisors since 1992.

Scott R. Powell             37        Vice President               Senior Vice President -
                                                                   Marketing, Heartland Advisors,
                                                                   Inc. since May, 1999; Vice
                                                                   President - Sales/Marketing,
                                                                   CIMCO, Inc./CUNA Mutual, 1997
                                                                   to 1999; Vice President -
                                                                   Third Party Sales, T. Rowe
                                                                   Price Associates, 1996 to
                                                                   1997; Investment Officer,
                                                                   CIMCO, Inc./CUNA Mutual, 1993
                                                                   to 1996.

Nicole J. Best                        Treasurer                    Employed by Heartland
                                                                   Advisors, Inc. since March
                                                                   1998; employed by Arthur
                                                                   Andersen LLP 1995-1998;
                                                                   student prior to 1995.

____________________

* Directors who are "interested persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the Directors who are not officers,
directors or employees of Heartland Advisors.   The following compensation was
paid to the Directors who are not "interested persons" of Heartland Advisors for their services during the fiscal year ended December 31, 1999:

                                                                                        Total
                                                                                     Compensation
                                                                    Pension or      from Heartland
                                   Total Compensation               Retirement     Fund Complex (9
Director                        from the Government Fund             Benefits           Funds)
--------                        ------------------------             --------          -------
Willard H. Davidson*                     $2,332                          None             $30,816

Jon D. Hammes                            $2,332                          None             $30,816

A. Gary Shilling                         $2,332                          None             $30,816

Linda F. Stephenson                      $2,332                          None             $30,816

Allen H. Stefl                           $2,332                          None             $30,816

___________________

*    Mr. Davidson retired as a director on December 1, 1999.

     In addition, the Directors who are not "interested persons" of Heartland Advisors each received $1,184 in 1999 from Heartland Advisors for attendance at a special meeting of Heartland in connection with changes made to the investment objectives and policies of the Large Cap Value Fund and the dissolution of another series of Heartland (the Mid Cap Value Fund). In April 2000, Heartland implemented a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund.

Code of Ethics

     Heartland and Heartland Advisors have adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics permits officers, directors and employees of Heartland and Heartland Advisors to invest in securities, including securities that may be held by the Fund, subject to certain restrictions imposed by the Code to avoid actual or potential conflicts of interest.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 3, 2000, no person controlled the Fund and the directors and officers of Heartland Group, Inc. as a group owned 2.91% of the Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of the Fund except as follows:

Record or Beneficial Holder               No. of Shares (%)
---------------------------               -----------------

Charles Schwab & Co., Inc.                 533,200    11.8%
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Washington State Funeral Directors         390,035     8.7%
Association - Master Trust
2950 Northup Way, Ste. 105
Bellevue, WA 98004-1406

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Heartland Advisors provides investment management and administrative services to the Fund pursuant to an Investment Advisory Agreement.
William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his ownership of a majority of its outstanding capital stock and serves as its President and a Director. In addition to serving as investment advisor to the Fund, Heartland Advisors also serves as the distributor for the shares of the Fund. Heartland Advisors, founded in 1982, serves as the investment advisor for Heartland's eight equity and fixed income mutual funds, and also provides investment management services for individuals, institutions and retirement plans. As of December 31, 1999 Heartland Advisors had approximately $2.7 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Under the Investment Advisory Agreement, the Fund pays Heartland Advisors an annual management fee at the rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million of assets, and 0.40% of assets in excess of $500 million. The fees are paid in monthly installments.

     The following table sets forth the management fees actually paid by the Fund to Heartland Advisors and the amount of management fees waived by Heartland Advisors for the last three fiscal years:

                               1997              1998              1999
                               ----              ----              ----
Fees actually paid            $146,128          $133,403          $275,751

Fee waived                    $155,522          $219,542          $ 53,221

     Under the Investment Advisory Agreement, Heartland Advisors manages the investment operations of the Fund and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Fund and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Fund, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Fund and provides such services and facilities as may be required for effective administration of the Fund. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Fund as directors or officers of Heartland if elected to such positions.

     Heartland Advisors at its own expense furnishes all executive and other personnel to the Fund, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or the Fund which it is not required to pay or assume under the Investment Advisory Agreement, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

     The Fund bears all its other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Fund; all charges for equipment or services used for obtaining price quotations or for communication with the Fund's custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Fund by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Fund, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Fund's prospectus, statement of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Fund for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Fund; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of this Fund in particular shall be paid solely out of this Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

     The Investment Advisory Agreement provides that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

     Bookkeeping and Accounting Agreement

     Heartland Advisors receives a fee for performing certain bookkeeping and accounting services for the Fund pursuant to a separate agreement with Heartland. For services provided to the Fund, Heartland Advisors receives a monthly fee at an annual rate of $12,500 plus 0.0085 of 1% of the Fund's average daily net assets over $50 million.

     Custodian and Transfer and Dividend Disbursing Agent

     Firstar Bank, N.A. acts as custodian for the Fund (the "Custodian"). The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Fund held domestically and outside the U.S. Firstar Mutual Fund Services, LLC acts as transfer and dividend disbursing agent for the Fund. The address for Firstar Bank, N.A. is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and the address for Firstar Mutual Fund Services, LLC is P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

     Independent Public Accountants

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent public accountants for the Fund. In this capacity, the accountants audit the annual financial statements of the Fund and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional auditing, tax and accounting services when engaged by Heartland to do so.

                            DISTRIBUTION OF SHARES

     Heartland Advisors acts as principal underwriter and distributor of the shares of the Fund. Heartland Advisors has agreed to use its "best efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund will continue in effect from year to year as long as it is approved at least annually by the vote of a majority of the members of Heartland's Board who are not interested persons of Heartland Advisors or the Fund and by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated upon 60 days' written notice by either party and will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

     Rule 12b-1 Plan

     The Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay Heartland Advisors, as distributor, a monthly fee of up to 0.25% of its average daily net assets computed on an annual basis. Heartland Advisors has agreed to certain voluntary fee waivers and expense reimbursements as discussed in the Fund's Prospectus.

     The fee represents compensation for distributing and servicing the Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer or other person who renders assistance in distributing or promoting the sale of Fund shares, who has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. The Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by the Fund under the Rule 12b-1 Plan may be used to reimburse Heartland Advisors for expenses incurred in connection with another fund.

     Under the Rule 12b-1 Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by Heartland Advisors under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

     The Rule 12b-1 Plan will remain in effect until April 30, 2001 and will continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of the

Directors, including a majority of the Directors who are not interested persons of Heartland, cast in person at a meeting called for such purpose.

     The Rule 12b-1 Plan may be terminated with respect to the Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund and shall terminate automatically in the event of any act that terminates the Distribution Agreement with Heartland Advisors relating to the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     During the fiscal year ended December 31, 1999, the Fund paid $126,528 under the Rule 12b-1 Plan.

     The principal types of activities for which the Fund made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 1999 were as follows: $12,151 for advertising/sales literature; $15,670 for printing and mailing of prospectus (other than to current investors); and $66,707 for broker-dealer compensation (including compensation to Heartland Advisors, other broker-dealers and financial institutions).


                            PORTFOLIO TRANSACTIONS

     As provided in the Investment Advisory Agreement, Heartland Advisors is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.

     Allocation of portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, Heartland Advisors often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions
incidental thereto (such as clearance and settlement).   Such selections are not
made pursuant to any agreement or understanding with any of the brokers or dealers. However, Heartland Advisors does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. Heartland Advisors does not agree with any broker to direct such specific or minimum amounts of commissions; however, Heartland Advisors does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and Heartland Advisors endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services Heartland Advisors feels are useful.

     In a few instances, Heartland Advisors receives from brokers products or services which are used by the Adviser both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. In such instances, Heartland Advisors makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by Heartland Advisors in cash.

     Heartland does not believe the Fund pays brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients (including the Fund), and such research products or services may not necessarily be used by Heartland Advisors in connection with client accounts (including the Fund) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Fund may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Fund. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the Nasdaq Stock Market during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard.
Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Fund will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for the Fund under, and subject to, the provisions of Rule 10f-3 under the 1940 Act, the Fund may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     During the last three fiscal years, the commissions on portfolio transactions paid by the Fund for the year ended December 31 were $35,988 in 1999; $5,009 in 1998; and $6,222 in 1997. During the last three fiscal years for the year ended December 31, no commissions on portfolio transactions were paid to Heartland Advisors as broker. No brokerage commissions were paid by the Fund to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 1999.

     Trade Allocation Policy

     Heartland Advisors will seek to treat each client (including the Fund) fairly and equitably, consistent with its obligations under Section 206 of the Investment Advisers Act of 1940, and where applicable, Sections 17(d) and 17(j) of the 1940 Act. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading values of a security make such allocation practicable. However, because many of the securities owned by clients of Heartland Advisors have a limited trading market, it may not be possible to always allocate trades pro rata among all accounts (including the Fund) with similar investment objectives and comparable investment positions, especially in small and micro cap securities and certain fixed income investments.

     The principal factors that Heartland Advisors will consider in making allocations among client accounts (including the Fund) are the characteristics and needs of the clients, including: (a) their respective investment objectives,
(b) current securities positions, (c) cash availability for investment or cash needs, and (d) similar factors. Initial public offerings ("IPOs") will be allocated on a random basis to all participating accounts in a manner Heartland Advisors believes will lead to a fair and equitable distribution of IPOs over time. In general, an account will participate in an IPO allocation only if the portfolio manager for the account believes the IPO is an appropriate investment for the account.

                             DESCRIPTION OF SHARES

     Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Fund is a separate mutual fund series of Heartland. Currently, eight series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Fund's transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

     Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.

                              PURCHASES AND SALES

     Determination of Net Asset Value

     The Fund's shares are sold at the next determined net asset value per share. The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

     Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

     Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities.
Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

     Foreign Investments. In the event that (i) a foreign investment held by the Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

     On any business day of the Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

     Redemption-in-Kind

     The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

                     ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     To the extent that the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

                            PERFORMANCE INFORMATION

     General

     From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of a fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

     Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV


      Where:

          P   =  a hypothetical initial payment of $1,000;

          T   =  average annual total return;

          n   =  number of years; and

          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     In some circumstances the Fund may advertise its total return for a 1-, 2-, or 3-year period. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total returns for the Fund for the 1-, 5- and 10-year periods are as follows:

            1 Year                       5 Years               10 Years
            ------                       -------               --------

            -3.90%                        6.71%                  7.63%

     The Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a - b
                          Yield = 2[(----- + 1)/6/ - 1]
                                       cd

     Where:

     a =  dividends and interest earned during the period;

     b =  expenses accrued for the period (net of reimbursements);

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

     d =  the maximum offering price per share on the last day of the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The yield for the Fund for the 30 days ended December 31, 1999 was 6.33%.

     Comparisons

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. The comparison of the Fund to an alternative investment should consider differences in features and expected performance.

     The Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention the Fund include, but are not limited to, the following:

          Barron's                            Forbes
          Bloomberg Personal Finance          Fortune
          Business Week                       Institutional Investor
          Changing Times                      Investment News
          Chicago                             Investor's Daily
          Chicago Tribune                     Kiplinger's Personal Finance
          Chicago Sun-Times                   Los Angeles Times
          Crain's Chicago Business            The Milwaukee Business Journal
          Consumer Reports                    Milwaukee Journal Sentinel
          Consumer Digest                     Milwaukee Magazine
          Financial Planning                  Money
          FA Advisor                          The Mutual Fund Letter
          Mutual Fund Values (Morningstar)    Newsweek

          The New York Times                 USA Today
          Pensions and Investments           U.S. News and World Report
          Personal Investor                  The Wall Street Journal
          Smart Money                        Worth
          Time

     When a newspaper, magazine or other publication mentions the Adviser or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-to-earnings, price-to-sale, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for the Fund, in the view of a portfolio manager or the Adviser.

     Various newspapers and publications including those listed above may also made mention of the Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about a Fund's portfolio manager, including the information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to market indexes or averages, including, but not limited to the indices referred to in the Fund's prospectus. The Fund's performance may also be compared to mutual fund industry indexes or averages, including, but not limited to those published by Lipper Inc., Morningstar, Inc. and Value Line.

     Lipper and Morningstar, Inc. ("Morningstar") classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Fund may use Ibbotson's historical data regarding the Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Fund to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity stocks, growth stocks (small-capitalization, large-capitalization or both) and value stocks (small-capitalization, large-capitalization or both).

                             FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, independent public accountants, contained in the Annual Report to Shareholders of the Fund as of December 31, 1999 for the fiscal year or period then ended are hereby incorporated by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by writing to Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856 or (414) 289-7000, or by visiting the Heartland website at www.heartlandfunds.com.